Filed Pursuant to Rule 433
                                                          File No. 333-127620-23


                                   SCHEDULE A
                      STRUCTURAL AND COLLATERAL TERM SHEET

                            FFMLT 2006-FF4 TERM SHEET

                    IMPORTANT NOTICE REGARDING THE CONDITIONS
                  FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter, for this offering will arrange to send you the Prospectus if you request it by calling toll-free 1-800-323-5678.

The registration statement referred to above (including the Prospectus) is incorporated in this free writing prospectus by reference and may be accessed by clicking on the following hyperlink:
http://sec.gov/Archives/edgar/data/807641/000091412105002050/
0000914121-05-002050.txt

     IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE EMAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

                                 $1,461,957,000
                                  (Approximate)
                                 FFMLT 2006-FF4
                     GS Mortgage Securities Corp., Depositor
                       Mortgage Pass-Through Certificates


Overview of the Offered Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                    Approximate       Primary        Expected                        Estimated      Principal        Expected
                     Principal      Collateral        Credit       Initial Pass-     Avg. Life       Payment       S&P/ Moody's
  Certificates    Balance(1) (4)       Group         Support      Through Rate(5)    (yrs)(2)     Window(2)(3)     Ratings(6)(7)
-----------------------------------------------------------------------------------------------------------------------------------
A-1                $348,352,000       Group I        20.200%      LIBOR + [ - ]%       2.15       04/06 - 03/12       AAA/Aaa
A-2A               $451,307,000      Group II        20.200%      LIBOR + [ - ]%       1.00       04/06 - 01/08       AAA/Aaa
A-2B               $369,716,000      Group II        20.200%      LIBOR + [ - ]%       3.00       01/08 - 03/12       AAA/Aaa
A-2C                $45,877,000      Group II        20.200%      LIBOR + [ - ]%       5.99       03/12 - 03/12       AAA/Aaa
M-1                 $54,823,000    Group I & II      16.600%      LIBOR + [ - ]%       4.57       12/09 - 03/12       AAA/Aa1
M-2                 $49,494,000    Group I & II      13.350%      LIBOR + [ - ]%       4.43       10/09 - 03/12       AA+/Aa2
M-3                 $29,696,000    Group I & II      11.400%      LIBOR + [ - ]%       4.36       08/09 - 03/12       AA/Aa3
M-4                 $25,888,000    Group I & II       9.700%      LIBOR + [ - ]%       4.31       07/09 - 03/12        AA/A1
M-5                 $24,366,000    Group I & II       8.100%      LIBOR + [ - ]%       4.28       07/09 - 03/12       AA-/A2
M-6                 $22,844,000    Group I & II       6.600%      LIBOR + [ - ]%       4.25       06/09 - 03/12        A+/A3
M-7                 $21,320,000    Group I & II       5.200%      LIBOR + [ - ]%       4.24       05/09 - 03/12       A/Baa1
M-8                 $18,274,000    Group I & II       4.000%      LIBOR + [ - ]%       4.21       05/09 - 03/12       A-/Baa2
-----------------------------------------------------------------------------------------------------------------------------------
Total             $1,461,957,000
-----------------------------------------------------------------------------------------------------------------------------------


Non-Offered Certificates

-----------------------------------------------------------------------------------------------------------------------------------
B-1                 $12,945,000    Group I & II       3.150%      LIBOR + [ - ]%       4.21       05/09 - 03/12         N/A
B-2                 $15,229,000    Group I & II       2.150%      LIBOR + [ - ]%       4.18       04/09 - 03/12         N/A
-----------------------------------------------------------------------------------------------------------------------------------


(1) The principal balances of the Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Statistical Calculation Date rolled one month at 8% CPR.

(2) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Clean-up Call on all Certificates.

(3) The last scheduled distribution date for the Certificates is the Distribution Date in March 2036.

(4) The initial aggregate principal balance of the Certificates will be subject to an upward or downward variance of no more than approximately 5%.

(5) See the "Structure of the LIBOR Certificates" section of this Term Sheet for more information on the pass-through rates of the Certificates.

(6) The ratings on the Certificates do not constitute statements regarding the likelihood or frequency of prepayments on the Mortgage Loans, the payment of interest on the Certificates other than Accrued Certificate Interest (as described in this term sheet) or the possibility that a holder of an Certificate might realize a lower than anticipated yield.

(7) Rating Agency Contacts: Deepika Kothari, Moody's Ratings (201) 915-8732 and George Kimmel, Standard and Poor's (212) 438-1575.

Selected Mortgage Pool Data(8)

------------------------------------------------------------------------------------------------------------------------------------
                                                               Group I                          Group II                Aggregate
                                                  ----------------------------------------------------------------------------------
                                                   Adjustable Rate   Fixed Rate      Adjustable Rate   Fixed Rate
------------------------------------------------------------------------------------------------------------------------------------
Scheduled Principal Balance:                        $365,329,701      $74,406,770     $954,635,224     $139,551,805   $1,533,923,499
Number of Mortgage Loans:                                  2,366              626            3,506              908           7,406
Average Scheduled Principal Balance:                    $154,408         $118,861         $272,286         $153,691        $207,119
Weighted Average Gross Coupon:                             7.69%            8.27%            7.76%            7.78%           7.77%
Weighted Average Net Coupon((9)):                          7.18%            7.76%            7.25%            7.27%           7.26%
Weighted Average Current FICO Score:                         639              634              659              653             652
Weighted Average Original LTV Ratio:                      81.00%           82.40%           83.70%           80.31%          82.68%
Weighted Average Combined LTV with Silent Seconds:        86.92%           84.43%           94.16%           83.89%          91.03%
Weighted Average Stated Remaining Term (months):             359              349              359              353             358
Weighted Average Seasoning (months):                           1                1                1                1               1
Weighted Average Months to Roll((10)):                        26              N/A               25              N/A              26
Weighted Average Gross Margin((10)):                       5.63%              N/A            5.59%              N/A           5.60%
Weighted Average Initial Rate Cap((10)):                   3.00%              N/A            2.99%              N/A           2.99%
Weighted Average Periodic Rate Cap((10)):                  1.00%              N/A            1.00%              N/A           1.00%
Weighted Average Gross Max. Lifetime Rate((10)):          13.69%              N/A           13.76%              N/A          13.74%
Weighted Average Percent of Silent Seconds:                30.56%           10.71%           54.84%           18.48%          43.61%
Weighted Average DTI%:                                     43.68%           41.02%           43.71%           40.97%          43.33%
Weighted Average Percent of Loans with MI:                 0.00%            0.00%            0.00%            0.00%           0.00%
------------------------------------------------------------------------------------------------------------------------------------


(8) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.

(9) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.

(10) Represents the weighted average of the adjustable rate Mortgage Loans in the mortgage pool.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction

o The mortgage loans in the transaction consist of subprime fixed rate and adjustable rate, first lien residential mortgage loans (the "Mortgage Loans") originated or acquired by First Franklin Financial Corporation, a division of National City Bank of Indiana ("First Franklin").

o Credit support for the Certificates will be provided through a senior/subordinate structure, initial and target overcollateralization of 2.15%, and excess spread.

o The Mortgage Loans will be serviced by National City Home Loan Services, Inc. ("National City"). National City's residential primary servicer ratings for subprime loans are: Above Average (S&P), SQ2+ (Moody's) and RPS2- (Fitch).

o All amounts and percentages herein related to the Mortgage Loans are as of the Statistical Calculation Date unless as otherwise noted.

o None of the Mortgage Loans are (a) covered by the Home Ownership and Equity Protection Act of 1994, as amended, (b) classified as "high cost" loans under any other applicable state, federal or local law, or (c) secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as "GSFFML06FF4" and on Bloomberg as "FFML 06-FF4".

o This transaction will contain a swap agreement with an initial swap notional amount of approximately $1,482,455,363. The swap notional amount will amortize in accordance with the swap schedule. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust will be obligated to pay an amount equal to a per annum rate of 5.220% (on a 30/360 basis) on the scheduled notional amount to the swap provider and the trust will be entitled to receive an amount equal to a per annum rate of one-month LIBOR (on an actual/360 basis), on the scheduled notional amount from the swap provider.

o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.

Time Table
----------

Expected Closing Date:             March 30, 2006

Statistical Calculation Date:      February 1, 2006

Cut-off Date:                      March 1, 2006

Expected Pricing Date:             Week of February 27, 2006

First Distribution Date:           April 25, 2006


Key Terms
---------

Offered Certificates:              Class A and Class M Certificates

Non-Offered Certificates:          Class B Certificates

Class A Certificates:              Class A-1, Class A-2A, Class A-2B and Class
                                   A-2C Certificates

Class A-2 Certificates:            Class A-2A, Class A-2B and Class A-2C
                                   Certificates

Class M Certificates:              Class M-1, Class M-2, Class M-3, Class M-4,
                                   Class M-5, Class M-6, Class M-7 and Class M-8
                                   Certificates

Class B Certificates:              Class B-1 and B-2 Certificates

Residual Certificates:             Class R, Class RC and Class RX

LIBOR Certificates:                Offered and Non-Offered Certificates

Depositor:                         GS Mortgage Securities Corp.

Lead Manager:                      Goldman, Sachs & Co.

Servicer:                          National City

Trustee:                           Deutsche Bank National Trust Company

Custodian:                         Deutsche Bank National Trust Company

Swap Provider:                     [TBD]

Servicing Fee Rate:                50 bps


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trustee Fee Rate:                  No more than 1 bp

Expense Fee Rate:                  The aggregate of the Servicing Fee Rate and
                                   the Trustee Fee Rate

Expense Fee:                       The aggregate of the servicing fee at the
                                   Servicing Fee Rate and the trustee fee at the Trustee Fee Rate

Distribution Date:                 25th day of the month or the following
                                   business day

Record Date:                       For any Distribution Date, the last business
                                   day of the related Interest Accrual Period

Delay Days:                        0 day delay on all the LIBOR Certificates

Prepayment Period:                 The calendar month prior to the Distribution
                                   Date

Due Period:                        The period commencing on the second day of
                                   the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution Date occurs

Day Count:                         Actual/360 basis

Interest Accrual Period:           From the prior Distribution Date to the day
                                   prior to the current Distribution Date
                                   (except for the initial Interest Accrual
                                   Period, for which interest will accrue from the Closing Date)

Pricing Prepayment Assumption:     Adjustable rate Mortgage Loans: CPR starting
                                   at 5% CPR in the first month of the mortgage loan (i.e. loan age) and increasing to 30%
                                   CPR in month 12 (an approximate 2.273%
                                   increase per month), remaining at 30% CPR for 12 months, then moving to 60% CPR for 3 months, and then remaining at 35% CPR thereafter

                                   Fixed rate Mortgage Loans: CPR starting at 5% CPR in the first month of the mortgage loan (i.e. loan age) and increasing to 24% CPR in month 12 (an approximate 1.727% increase per month), and remaining at 24% CPR thereafter

Mortgage Loans:                    The trust will consist of subprime, first
                                   lien, fixed rate and adjustable rate
                                   residential Mortgage Loans.

Group I Mortgage Loans:            Approximately $439,736,470 of Mortgage Loans
                                   with original principal balances as of the Statistical Calculation Date that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by Fannie Mae or Freddie Mac.

Group II Mortgage Loans:           Approximately $1,094,187,029 of Mortgage
                                   Loans with original principal balances as of the Statistical Calculation Date that may or may not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set
                                   Fannie Mae or Freddie Mac.

Excess Spread:                     The initial weighted average net coupon of
                                   the mortgage pool will be greater than the interest payments on the LIBOR Certificates, resulting in excess cash flow calculated in the following manner based on the collateral as of the Statistical Calculation Date rolled one month at 8% CPR:

                                   Initial Gross WAC(1):                                         7.7707%
                                      Less Fees & Expenses(2):                                   0.5100%
                                                                                            -----------------
                                   Net WAC(1):                                                   7.2607%
                                      Less Initial LIBOR Certificate Coupon (Approx.)(3):        4.9646%
                                      Less Initial Net Swap Outflow(3):                          0.3972%
                                                                                            -----------------
                                   Initial Excess Spread(1):                                     1.8989%

                                   (1)  This amount will vary on each
                                        Distribution Date based on changes to
                                        the weighted average of the interest
                                        rates on the Mortgage Loans as well as
                                        any changes in day count.

                                   (2)  Assumes a fee of 51 bps.

                                   (3)  Assumes 1-month LIBOR equal to 4.8120%,
                                        initial marketing spreads and a 30-day
                                        month. This amount will vary on each
                                        Distribution Date based on changes to
                                        the weighted average of the
                                        pass-through rates on the LIBOR
                                        Certificates as well as any changes in
                                        day count.

Servicer Advancing:                Yes as to principal and interest, subject to
                                   recoverability


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Compensating Interest:             The Servicer will pay compensating interest
                                   equal to the lesser of (A) the aggregate of the prepayment interest shortfalls on the Mortgage Loans for the related Distribution
                                   Date resulting from Principal Prepayments on the Mortgage Loans during the related
                                   Prepayment Period and (B) the aggregate
                                   Servicing Fee received for the related
                                   Distribution Date.

Optional Clean-up Call:            The transaction has a 10% optional clean-up
                                   call.

Rating Agencies:                   Standard & Poor's Ratings Services, a
                                   division of The McGraw-Hill Companies, Inc.
                                   and Moody's Investors Service, Inc. will rate all of the Offered Certificates.

Minimum Denomination:              $25,000 with regard to each of the Offered
                                   Certificates

Legal Investment:                  It is anticipated that the Class A
                                   Certificates and the Class M-1, Class M-2,
                                   Class M-3, Class M-4 and Class M-5
                                   Certificates will be SMMEA eligible.

ERISA Eligible:                    Underwriter's exemption is expected to apply
                                   to the Offered Certificates. However, in addition, for so long as the swap agreement is in effect, prospective purchasers must be eligible under one or more investor-based exemptions, and prospective purchasers should consult their own counsel.

Tax Treatment:                     Portions of the trust will be treated as
                                   multiple real estate mortgage investment conduits, or REMICs, for federal income tax purposes.

                                   The Offered Certificates will represent
                                   regular interests in a REMIC, which will be treated as debt instruments of a REMIC, and interests in certain basis risk interest carry forward payments, pursuant to the payment priorities in the transaction. Each interest in basis risk interest carry forward payments will be treated as an interest rate cap contract for federal income tax purposes.

Registration Statement and
Prospectus:                        This term sheet does not contain all
                                   information that is required to be included in a registration statement, or in a base prospectus and prospectus supplement.

                                   The Depositor has filed a registration
                                   statement (including the prospectus with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter, for this offering will arrange to send you the Prospectus if you request it by calling toll-free 1-800-323-5678.

                                   The registration statement referred to above
                                   (including the prospectus) is incorporated in this term sheet by reference and may be accessed by clicking on the following hyperlink:

                                   http://sec.gov/Archives/edgar/data/807641/
                                   000091412105002050/0000914121-05-002050.txt

Risk Factors:                      PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS
                                   INCLUDED IN THE REGISTRATION STATEMENT FOR A
                                   DESCRIPTION OF INFORMATION THAT SHOULD BE
                                   CONSIDERED IN CONNECTION WITH AN INVESTMENT
                                   IN THE OFFERED CERTIFICATES.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the LIBOR Certificates
-----------------------------------

Description of Principal and Interest Distributions

Principal will be paid as described under the definition of "Principal Distributions on the Certificates". Prior to the Stepdown Date all principal collected or advanced on the Mortgage Loans will be paid to the LIBOR Certificates as described herein. On or after the Stepdown Date, so long as no Trigger Event is in effect, the LIBOR Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the certificateholders).

Interest will be paid monthly, on all of the LIBOR Certificates, at a rate of one-month LIBOR plus a margin that will step up after the Optional Clean-up Call date, subject to the lesser of the WAC Cap or the applicable loan group cap (each as described below). The interest paid to each class will be reduced by their allocable share of prepayment interest shortfalls not covered by compensating interest. Interest shortfalls resulting from the application of the Servicemembers Civil Relief Act, (or any similar state statute) will be allocated in reverse order of seniority (beginning with the Class B-2 certificates) to the extent not covered by Net Monthly Excess Cashflow. Any reductions in the Pass-Through Rate attributable to the WAC Cap or the applicable loan group cap will be carried forward with interest at the applicable Pass-Through Rate (without regard to the WAC Cap or the applicable loan group cap) as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The LIBOR Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 2.15% overcollateralization (funded upfront) (after the Stepdown Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 4.30% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate scheduled balance of the Mortgage Loans as of the Cut-off Date), and
(3) subordination of distributions on the more subordinate classes of Certificates to the required distributions on the more senior classes of Certificates.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate class certificate balance of the subordinate Certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Stepdown Date. The earlier of (A) the date on which the aggregate class certificate balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

 (x) the Distribution Date occurring in April 2009; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 40.40%.

----------------------------------------------------------------------------------------------------------------
      Class          Initial Credit Enhancement Percentage(1)               Stepdown Date Percentage
----------------------------------------------------------------------------------------------------------------
        A                             20.20%                                         40.40%
----------------------------------------------------------------------------------------------------------------
       M-1                            16.60%                                         33.20%
----------------------------------------------------------------------------------------------------------------
       M-2                            13.35%                                         26.70%
----------------------------------------------------------------------------------------------------------------
       M-3                            11.40%                                         22.80%
----------------------------------------------------------------------------------------------------------------
       M-4                             9.70%                                         19.40%
----------------------------------------------------------------------------------------------------------------
       M-5                             8.10%                                         16.20%
----------------------------------------------------------------------------------------------------------------
       M-6                             6.60%                                         13.20%
----------------------------------------------------------------------------------------------------------------
       M-7                             5.20%                                         10.40%
----------------------------------------------------------------------------------------------------------------
       M-8                             4.00%                                         8.00%
----------------------------------------------------------------------------------------------------------------
       B-1                             3.15%                                         6.30%
----------------------------------------------------------------------------------------------------------------
       B-2                             2.15%                                         4.30%
----------------------------------------------------------------------------------------------------------------

(1) Includes initial overcollateralization percentage.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds [39.00]% of the prior period's senior Credit Enhancement Percentage to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling [3] month average percentage of Mortgage Loans that are 60 or more days delinquent, including Mortgage Loans in foreclosure, all REO property and Mortgage Loans where the related mortgagor has filed for bankruptcy) or (ii) during such period, the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:

----------------------------------------------------------------------------------------------------------------
         Distribution Dates                              Cumulative Realized Loss Percentage
----------------------------------------------------------------------------------------------------------------
       April 2008 - March 2009                              [1.30]% for the first month,
                                           plus an additional 1/12th of [1.60]% for each month thereafter
----------------------------------------------------------------------------------------------------------------
       April 2009 - March 2010                              [2.90]% for the first month,
                                           plus an additional 1/12th of [1.35]% for each month thereafter
----------------------------------------------------------------------------------------------------------------
       April 2010 - March 2011                              [4.25]% for the first month,
                                           plus an additional 1/12th of [1.25]% for each month thereafter
----------------------------------------------------------------------------------------------------------------
       April 2011 - March 2012                              [5.50]% for the first month,
                                           plus an additional 1/12th of [0.75%]% for each month thereafter
----------------------------------------------------------------------------------------------------------------
      April 2012 and thereafter                                        [6.25]%
----------------------------------------------------------------------------------------------------------------

Step-Up Coupons. For all LIBOR Certificates the coupon will increase after the first Distribution Date on which the Optional Clean-up Call is exercisable, should the Optional Clean-up Call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance and the margin for the Class M and Class B Certificates will increase to 1.5 times the margin at issuance.

Class A-1 Pass-Through Rate. The Class A-1 Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap, and (iii) the WAC Cap.

Class A-2A Pass-Through Rate. The Class A-2A Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class A-2B Pass-Through Rate. The Class A-2B Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class A-2C Pass-Through Rate. The Class A-2C Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-5 Pass-Through Rate. The Class M-5 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-6 Pass-Through Rate. The Class M-6 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-7 Pass-Through Rate. The Class M-7 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-8 Pass-Through Rate. The Class M-8 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

The Residual Certificates are not entitled to receive any distributions of interest.

WAC Cap. As to any Distribution Date, a per annum rate equal to the product of
(i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the net swap receivable into the trust, if any, less net swap payments out of the trust, if any, divided by the balance of the Mortgage Loans at the beginning of the related Due Period multiplied by 12.

Loan Group I WAC Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Group I Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the net swap receivable into the trust, if any, less net swap payments out of the trust, if any, for that Distribution Date, divided by the balance of the Mortgage Loans at the beginning of the related Due Period, multiplied by 12.

Loan Group II WAC Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Group II Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the net swap receivable into the trust, if any, less net swap payments out of the trust, if any, for that Distribution Date, divided by the balance of the Mortgage Loans at the beginning of the related Due Period, multiplied by 12.

Basis Risk Carry Forward Amount. As to any Distribution Date, and any class of LIBOR Certificates, a Basis Risk Carry Forward Amount for each class which will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such class' applicable pass-through rate (without regard to the WAC Cap or the applicable group cap, as applicable) over interest due on such class of LIBOR Certificates at a rate equal to the WAC Cap or the lesser of the WAC Cap or the applicable loan group cap, as applicable,
(ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates and (iii) interest on the amount in clause (ii) at such class' applicable pass-through rate (without regard to the WAC Cap or the applicable loan group cap, as applicable). In the event any class of LIBOR Certificates is no longer outstanding, the applicable certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of LIBOR certificates.

Accrued Certificate Interest. For each class of LIBOR Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related class certificate balance immediately prior to such Distribution Date (or the from Closing Date in the case of the first Distribution Date) at the related pass-through rate, as reduced by that class' share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statutes).

Interest Remittance Amount on the LIBOR Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to any net swap receipts and to interest received or advanced on the Mortgage Loans less the Expense Fee, net swap payments out of the trust and certain swap termination payments owed to the Swap Provider, if any.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Principal Distribution Amount on the LIBOR Certificates. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans for each Distribution Date (less the Expense Fee and plus (A) the net swap receivable into the trust, if any (to the extent provided in clause (iii) of "Supplemental Interest Trust" below), and less (B) net swap payments and certain swap termination payments out of the trust, if any) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the LIBOR Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Group I Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-1 Certificates.

Group II Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-2 Certificates.

Class A Principal Allocation Percentage. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1 Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and
(ii) in the case of the Class A-2 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

Principal Remittance Amount.  On any Distribution Date, the sum of

      (i) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related servicer remittance date,

      (ii) the principal portion of all partial and full prepayments received during the related prepayment period,

      (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (iv) the principal portion of the repurchase price for any repurchased Mortgage Loans, and that were repurchased during the period from the servicer remittance date prior to the prior Distribution Date (or from the Closing Date in the case of the first Distribution Date) through the servicer remittance date prior to the current Distribution Date,

      (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (vi) the principal portion of the termination price if the Optional Clean-up Call is exercised.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all distributions under the headings "Interest Distributions on the Certificates," and "Principal Distributions on the Certificates" below.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, over (ii) the required overcollateralization for such Distribution Date.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate class certificate balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 59.60% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the class certificate balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 66.80% (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date) and (C) the class certificate balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 73.30% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date) and (D) the class certificate balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 77.20% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date) and (E) the class certificate balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 80.60% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-5 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate principal balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date) and (F) the class certificate balance of the Class M-5 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 83.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-6 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date) and (G) the class certificate balance of the Class M-6 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 86.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-7 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date) and (H) the class certificate balance of the Class M-7 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 89.60% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-8 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date) and (I) the class certificate balance of the Class M-8 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 92.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (I) the class certificate balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date) and (J) the class certificate balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 93.70% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (I) the class certificate balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date), (J) the class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date) and (K) the class certificate balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 95.70% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Interest Distributions on the Certificates. On each Distribution Date, distributions from available funds will be allocated as follows:

(i) to the Supplemental Interest Trust, net swap payments and certain swap termination payments owed to the Swap Provider, if any,

(ii)     concurrently,

         (a) from the Interest Remittance Amount related to the Group I Mortgage Loans, to the Class A-1 Certificates, their Accrued Certificate Interest, and any unpaid Accrued Certificate Interest from prior Distribution Dates, allocated based on their entitlement to those amounts; and

         (b) from the Interest Remittance Amount related to the Group II Mortgage Loans, to the Class A-2A, Class A-2B and Class A-2C Certificates, their Accrued Certificate Interest and any unpaid Accrued Certificate Interest from prior Distribution Dates, allocated based on their entitlement to those amounts, provided, that if the Interest Remittance Amount for either group of Mortgage Loans is insufficient to make the related payments set forth in clause (a) or (b) above, any Interest Remittance Amount relating to the other group of Mortgage Loans remaining after making the related payments set forth in clause (a) or (b) above will be available to cover that shortfall;

(iii) from any remaining Interest Remittance Amount to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest, and

(iv) from any remaining Interest Remittance Amount to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the Certificates.

On each Distribution Date (A) prior to the Stepdown Date or (B) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated in the following order of priority:

(i)      sequentially:

         (a) concurrently, to the Class R Certificates, pro-rata based on their respective class certificate balances, until their respective class certificate balances have been reduced to zero, and

         (b)      concurrently,

                  (1) to the Class A-1 Certificates, the Group I Principal Distribution Amount, until the class certificate balances thereof have been reduced to zero; and

                  (2) to the Class A-2 Certificates, the Group II Principal Distribution Amount, sequentially, to the Class A-2A Certificates until the class certificate balance thereof has been reduced to zero, the Class A-2B Certificates until the class certificate balance thereof has been reduced to zero and then to the Class A-2C Certificates until the class certificate balance thereof has been reduced to zero, provided, that if after making distributions pursuant to paragraphs (b)(1) and (b)(2) above on any Distribution Date (without giving effect to this proviso) the class certificate balance of any class of Class A certificates is reduced to zero (considering the Class A-2A, Class A-2B and Class A-2C certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection
                           (i)(b) to the Class A certificates on that Distribution Date, and the amount of principal distributable to the Class A certificates on all subsequent Distribution Dates pursuant to this subsection (i)(b), will be required to be distributed to the other Class A certificates remaining outstanding (in accordance with the paragraphs (b)(1) or (b)(2) above, as applicable), until their respective class certificate balances have been reduced to zero;

(ii) to the Class M Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero, and

(iii) to the Class B Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

On each Distribution Date (A) on or after the Stepdown Date and (B) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)      concurrently,

         (a) to the Class A-1 Certificates, allocated between the Class A-1 Certificates in accordance with the Class A-1 Principal Distribution Allocation described above, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount determined in accordance with the Class A Principal Allocation Percentage for these classes, until their respective class certificate balances have been reduced to zero, and

         (b) to the Class A-2A, Class A-2B and Class A-2C Certificates, the lesser of the Group II Principal Distribution Amount and the portion of the Class A Principal Distribution Amount allocable to the Class A-2 Certificates, determined in accordance with the Class A Principal Allocation Percentage for these classes, allocated sequentially to the Class A-2A Certificates until the class certificate balance thereof has been reduced to zero, to the Class A-2B Certificates until the class certificate balance thereof has been reduced to zero and then to the Class A-2C Certificates until the class certificate balance thereof has been reduced to zero, provided, that if after making distributions pursuant to paragraphs (a) and (b) above on any Distribution Date (without giving effect to this proviso) the class certificate balance of any class of Class A Certificates is reduced to zero (considering the Class A-2A, Class A-2B and Class A-2C Certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i) to the Class A Certificates on that Distribution Date, and the amount of principal distributable to the Class A Certificates on all subsequent Distribution Dates pursuant to this subsection (i), will be required to be distributed to the other Class A Certificates remaining outstanding (in accordance with the paragraphs (a) or (b) above, as applicable), until their class certificate balances have been reduced to zero;

(ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iv) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(v) to the Class M-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-4 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vi) to the Class M-5 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-5 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vii) to the Class M-6 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-6 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(viii) to the Class M-7 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-7 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(ix) to the Class M-8 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-8 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(x) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(xi) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero.

Notwithstanding the foregoing, if the Stepdown Date is the date on which the Class Certificate Balance of the Class A Certificates is reduced to zero, any Principal Distribution Amount remaining after distribution thereof to the Class A Certificates will be included as part of the distributions pursuant to clause
(ii) through (xi) above. Notwithstanding the allocation of principal to the Class A Certificates described above, from and after the Distribution Date on which the aggregate class certificate balances of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, Class B-2 and Class X certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata to the Class A-1 Certificates, on the one hand, and the Class A-2 Certificates, on the other hand, based on their respective class certificate balances,


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

with the principal allocated to the Class A-2 Certificates, being allocated pro rata between the Class A-2A, Class A-2B, and Class A-2C Certificates.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be allocated sequentially as follows:

      (i) sequentially, in ascending numerical order, to the Class M Certificates, their unpaid interest amount,

      (ii) sequentially, in ascending numerical order, to the Class B Certificates, their unpaid interest amount,

      (iii) concurrently, to the Class A-1 Certificates, any Basis Risk Carry Forward Amounts for such class, and to the Class A-2 Certificates, any Basis Risk Carry Forward Amounts for such class, allocated pro rata by their respective Basis Risk Carry Forward Amounts,

      (iv) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1 and Class B-2 Certificates any Basis Risk Carry Forward Amount for such classes,

      (v) certain swap termination payments to the Supplemental Interest Trust, and

      (vi)  to the holders of the Class X certificates, any remaining amounts.

Supplemental Interest Trust. Funds deposited into the Supplemental Interest Trust on a Distribution Date will include: the net swap payments owed to the Swap Provider for such Distribution Date and the net swap receivable from the Swap Provider for such Distribution Date. Funds in the Supplemental Interest Trust will be distributed on each Distribution Date in the following order of priority:

(i) to the Swap Provider, any net swap payments and certain swap termination payment (other than a defaulted swap termination payment) owed for such Distribution Date,

(ii)     to the certificateholders, to pay interest according to sections (ii),
         (iii) and (iv) of the "Interest Distributions on the Certificates" section, to the extent unpaid from other available funds,

(iii) to the certificateholders, to pay principal according to the section "Principal Distributions on the Certificates," but only to the extent necessary to cause the overcollateralization to be restored to the current overcollateralization amount (prior to distribution of any amounts due), to the extent unpaid from other available funds,

(iv) to the certificateholders, to pay unpaid interest shortfall and Basis Risk Carry Forward Amounts according to the section "Allocation of Net Monthly Excess Cashflow" to the extent unpaid, to the extent unpaid from other available funds,

(v) to the Swap Provider, any defaulted swap termination payment owed for such Distribution Date, and

(vi)     to the holders of the Class X certificates, any remaining amounts.

Allocation of Realized Losses. If on any Distribution Date, after giving effect to all distributions of principal and allocations of payments from the Supplemental Interest Trust to pay principal as described above, the aggregate class certificate balances of the LIBOR Certificates exceeds the aggregate scheduled principal balance of the Mortgage Loans for that Distribution Date, the class certificate balance of the applicable Class M or Class B Certificates will be reduced, in inverse order of seniority (beginning with the Class B-2 certificates) by an amount equal to that excess, until that class certificate balance is reduced to zero. This reduction of a class certificate balance for realized losses is referred to as an "Applied Realized Loss Amount." In the event Applied Realized Loss Amounts are allocated to any class of certificates, its class certificate balance will be reduced by the amount so allocated, and no funds will be distributable with respect to interest or Basis Risk Carry Forward Amounts on the amounts written down on that Distribution Date or any future Distribution Dates, even if funds are otherwise available for distribution. Notwithstanding the foregoing, if after an Applied Realized Loss Amount is allocated to reduce the class certificate balance of any class of certificates, amounts are received with respect to any Mortgage Loan or related mortgaged property that had previously been liquidated or otherwise disposed of (any such amount being referred to as a "Subsequent Recovery"), the class certificate balance of each class of certificates that has been previously reduced by Applied Realized Loss Amounts will be increased, in order of seniority, by the amount of the Subsequent Recoveries (but not in excess of the unpaid realized loss amount for the applicable class of Class M or Class B Certificates for the related Distribution Date). Any Subsequent Recovery that is received during a


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Prepayment Period will be treated as liquidation proceeds and included as part of the Principal Remittance Amount for the related Distribution Date.





This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type(1)
-------------------------------------------------


                                                  0-12          13-24          25-36       37-48          49-60
   Product Type                  No Penalty      Months         Months         Months      Months         Months          Total
--------------------------      ------------   -----------   ------------   ------------   ------       ----------   ---------------
1 YR ARM                          $2,099,230    $1,425,140       $269,546             $0       $0               $0       $3,793,915
15 YR Fixed                        3,624,959       138,002        430,572      3,462,979        0                0        7,656,513
15 YR Fixed IO                       482,742             0              0        313,000        0                0          795,742
2 YR ARM                          53,947,318    13,026,329    174,871,325     32,557,235        0                0      274,402,207
2 YR ARM 40/40                       454,833             0              0              0        0                0          454,833
2 YR ARM Balloon 40/30            37,889,408     4,497,269    105,116,132     16,978,011        0                0      164,480,820
2 YR ARM IO                       83,433,315    46,077,797    420,059,562     75,314,847        0                0      624,885,520
20 YR Fixed                                0             0              0        378,601        0                0          378,601
3 YR ARM                          58,770,835     1,363,443      1,029,559     23,195,127        0                0       84,358,965
3 YR ARM IO                       60,455,442     3,357,385      2,503,449     58,030,995        0                0      124,347,271
30 YR Fixed                       54,136,498     8,727,606      4,089,187     89,797,938        0                0      156,751,228
30 YR Fixed IO                    13,512,106     1,770,530        621,300     11,742,168        0                0       27,646,104
5 YR ARM                           1,910,639             0        371,025      4,077,524        0                0        6,359,188
5 YR ARM Balloon 40/30               562,082             0        406,419      4,726,251        0                0        5,694,753
5 YR ARM IO                        2,751,065       364,000        473,417     24,974,611        0                0       28,563,093
6 MO ARM                           1,181,159             0              0              0        0                0        1,181,159
6 MO ARM IO                        1,146,200             0              0        297,000        0                0        1,443,200
Fixed Balloon 30/15                        0             0              0         68,949        0                0           68,949
Fixed Balloon 40/30                4,042,013       513,361        416,890     15,689,174        0                0       20,661,438
=========================       ============   ===========   ============   ============   ======      ===========   ==============
Total:                          $380,399,845   $81,260,862   $710,658,383   $361,604,410       $0               $0   $1,533,923,499
-------------------------       ------------   -----------   ------------   ------------   ------      -----------   --------------


                                                     0-12           13-24           25-36      37-48           49-60
   Product Type                  No Penalty         Months          Months          Months     Months          Months
--------------------------      ------------      ---------       ---------       ---------    ------        ----------
1 YR ARM                                0.14%          0.09%           0.02%           0.00%     0.00%             0.00%
15 YR Fixed                             0.24           0.01            0.03            0.23      0.00              0.00
15 YR Fixed IO                          0.03           0.00            0.00            0.02      0.00              0.00
2 YR ARM                                3.52           0.85           11.40            2.12      0.00              0.00
2 YR ARM 40/40                          0.03           0.00            0.00            0.00      0.00              0.00
2 YR ARM Balloon 40/30                  2.47           0.29            6.85            1.11      0.00              0.00
2 YR ARM IO                             5.44           3.00           27.38            4.91      0.00              0.00
20 YR Fixed                             0.00           0.00            0.00            0.02      0.00              0.00
3 YR ARM                                3.83           0.09            0.07            1.51      0.00              0.00
3 YR ARM IO                             3.94           0.22            0.16            3.78      0.00              0.00
30 YR Fixed                             3.53           0.57            0.27            5.85      0.00              0.00
30 YR Fixed IO                          0.88           0.12            0.04            0.77      0.00              0.00
5 YR ARM                                0.12           0.00            0.02            0.27      0.00              0.00
5 YR ARM Balloon 40/30                  0.04           0.00            0.03            0.31      0.00              0.00
5 YR ARM IO                             0.18           0.02            0.03            1.63      0.00              0.00
6 MO ARM                                0.08           0.00            0.00            0.00      0.00              0.00
6 MO ARM IO                             0.07           0.00            0.00            0.02      0.00              0.00
Fixed Balloon 30/15                     0.00           0.00            0.00            0.00      0.00              0.00
Fixed Balloon 40/30                     0.26           0.03            0.03            1.02      0.00              0.00
=========================        -----------      ---------       ---------       ---------    ------        ----------
Total:                                 24.80%          5.30%          46.33%          23.57%     0.00%             0.00%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Class M Certificates

       The assumptions for the breakeven CDR table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 4 above) are applied

o     1-month and 6-month Forward LIBOR curves (as of close on February 24,
      2006) are used

o     40% loss severity

o     There is a 6 month lag in recoveries

o Priced to call with collateral losses calculated through the life of the applicable bond

o     Offered Certificates are priced at par

o     Assumes bonds pay on 25th of month

o     Triggers failing from day one


------------------------------------------------------------------------------------------------------------------------------------
                                                   First Dollar of Loss              LIBOR Flat                    0% Return
------------------------------------------------------------------------------------------------------------------------------------
   Class M-1             CDR (%)                                    30.88                        30.97                         32.11
                         Yield (%)                                 5.4006                       5.0345                        0.0292
                         WAL                                         3.32                         3.32                          3.29
                         Modified Duration                           3.01                         3.01                          3.07
                         Principal Window                   Jul09 - Jul09                Jul09 - Jul09                 Jul09 - Jul09
                         Principal Writedown             9,095.56 (0.02%)           727,819.51 (1.33%)         9,734,743.39 (17.76%)
                         Total Collat Loss        293,027,162.91 (19.24%)      293,686,675.77 (19.29%)       301,952,427.15 (19.83%)
------------------------------------------------------------------------------------------------------------------------------------
   Class M-2             CDR (%)                                    24.21                        24.29                         25.42
                         Yield (%)                                 5.3863                       5.0269                        0.0255
                         WAL                                         3.74                         3.74                          3.61
                         Modified Duration                           3.35                         3.35                          3.35
                         Principal Window                   Dec09 - Dec09                Dec09 - Dec09                 Nov09 - Nov09
                         Principal Writedown            79,575.28 (0.16%)           804,321.16 (1.63%)         9,684,013.62 (19.57%)
                         Total Collat Loss        251,001,267.18 (16.48%)      251,662,113.86 (16.53%)       259,150,561.80 (17.02%)
------------------------------------------------------------------------------------------------------------------------------------
   Class M-3             CDR (%)                                    20.72                        20.77                         21.45
                         Yield (%)                                 5.4041                       5.0282                        0.0750
                         WAL                                         3.99                         3.99                          3.86
                         Modified Duration                           3.55                         3.55                          3.55
                         Principal Window                   Mar10 - Mar10                Mar10 - Mar10                 Feb10 - Feb10
                         Principal Writedown            55,200.11 (0.19%)           542,944.18 (1.83%)         6,195,090.78 (20.86%)
                         Total Collat Loss        225,734,234.56 (14.82%)      226,177,595.48 (14.85%)       230,719,282.45 (15.15%)
------------------------------------------------------------------------------------------------------------------------------------
   Class M-4             CDR (%)                                    17.98                        18.04                         18.55
                         Yield (%)                                 5.5302                       5.0053                        0.0035
                         WAL                                         4.15                         4.15                          4.09
                         Modified Duration                           3.67                         3.68                          3.74
                         Principal Window                   May10 - May10                May10 - May10                 May10 - May10
                         Principal Writedown            21,817.71 (0.08%)           643,085.98 (2.48%)         5,896,304.67 (22.78%)
                         Total Collat Loss        203,322,614.43 (13.35%)      203,886,617.76 (13.39%)       208,652,860.81 (13.70%)
------------------------------------------------------------------------------------------------------------------------------------
   Class M-5             CDR (%)                                    15.57                        15.63                         16.09
                         Yield (%)                                 5.5561                       4.9924                        0.1114
                         WAL                                         4.32                         4.32                          4.25
                         Modified Duration                           3.80                          3.8                          3.86
                         Principal Window                   Jul10 - Jul10                Jul10 - Jul10                 Jul10 - Jul10
                         Principal Writedown            14,835.81 (0.06%)           670,371.35 (2.75%)         5,673,267.78 (23.28%)
                         Total Collat Loss        182,304,889.00 (11.97%)      182,900,375.92 (12.01%)       187,440,922.12 (12.31%)
------------------------------------------------------------------------------------------------------------------------------------
   Class M-6             CDR (%)                                    13.41                        13.47                         13.93
                         Yield (%)                                 5.5989                       5.0055                        0.1012
                         WAL                                         4.57                         4.57                          4.38
                         Modified Duration                           3.98                         3.99                          3.99
                         Principal Window                   Oct10 - Oct10                Oct10 - Oct10                 Sep10 - Sep10
                         Principal Writedown            60,522.49 (0.26%)           747,968.91 (3.27%)         5,586,246.59 (24.45%)
                         Total Collat Loss        163,141,423.23 (10.71%)      163,769,935.41 (10.75%)       167,662,284.59 (11.01%)
------------------------------------------------------------------------------------------------------------------------------------
   Class M-7             CDR (%)                                    11.54                        11.67                         12.05
                         Yield (%)                                 6.1249                       4.9572                        0.0814
                         WAL                                         4.74                         4.64                          4.49
                         Modified Duration                           4.05                            4                          4.05
                         Principal Window                   Dec10 - Dec10                Nov10 - Nov10                 Nov10 - Nov10
                         Principal Writedown           102,676.51 (0.48%)         1,376,506.36 (6.46%)         5,889,425.57 (27.62%)
                         Total Collat Loss         144,674,676.65 (9.50%)       145,342,537.62 (9.54%)        149,476,108.32 (9.82%)
------------------------------------------------------------------------------------------------------------------------------------
   Class M-8             CDR (%)                                    10.01                        10.12                         10.44
                         Yield (%)                                 6.3514                       4.9711                        0.1223
                         WAL                                         4.82                         4.80                          4.59
                         Modified Duration                           4.09                          4.1                          4.15
                         Principal Window                   Jan11 - Jan11                Jan11 - Jan11                 Jan11 - Jan11
                         Principal Writedown            68,797.20 (0.38%)         1,405,898.23 (7.69%)         5,307,022.29 (29.04%)
                         Total Collat Loss         128,239,384.42 (8.42%)       129,493,057.48 (8.50%)        133,122,221.27 (8.74%)
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Offered Certificates - To Maturity

      The assumptions for the sensitivity table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 4 above) are applied

o     1-month and 6-month LIBOR remain static

o     10% Clean Up Call is not exercised


                               -----------------------------------------------------------------------------------------------------
                                    50 PPA           75 PPA           100 PPA          125 PPA          150 PPA          175 PPA
------------------------------------------------------------------------------------------------------------------------------------
Class A-1     WAL                    4.74             3.23             2.36             1.69             1.28             1.13
              First Prin Pay           1                1                1                1                1                1
              Last Prin Pay           306              223              166              128              31               27
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Class A-2A    WAL                    1.69             1.24             1.00             0.83             0.72             0.64
              First Prin Pay           1                1                1                1                1                1
              Last Prin Pay           39               26               22               18               15               13
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Class A-2B    WAL                    6.59             4.35             3.02             2.07             1.78             1.59
              First Prin Pay          39               26               22               18               15               13
              Last Prin Pay           169              112              82               35               28               25
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Class A-2C    WAL                    18.15            12.34            8.99             5.49             2.42             2.13
              First Prin Pay          169              112              82               35               28               25
              Last Prin Pay           303              218              161              121              31               27
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Class M-1     WAL                    9.09             6.10             5.01             5.65             5.95             4.93
              First Prin Pay          49               39               45               58               55               46
              Last Prin Pay           267              186              137              105              102              84
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Class M-2     WAL                    9.06             6.07             4.86             4.80             4.29             3.60
              First Prin Pay          49               38               43               50               45               38
              Last Prin Pay           257              178              131              100              80               66
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Class M-3     WAL                    9.03             6.04             4.77             4.45             3.84             3.24
              First Prin Pay          49               38               41               47               41               35
              Last Prin Pay           246              169              124              95               75               62
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Class M-4     WAL                    9.00             6.02             4.70             4.27             3.63             3.08
              First Prin Pay          49               37               40               44               39               33
              Last Prin Pay           237              162              119              91               72               60
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Class M-5     WAL                    8.96             5.98             4.65             4.14             3.49             2.96
              First Prin Pay          49               37               40               43               37               32
              Last Prin Pay           229              155              114              87               69               57
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Class M-6     WAL                    8.91             5.94             4.59             4.03             3.38             2.87
              First Prin Pay          49               37               39               41               36               31
              Last Prin Pay           219              148              108              83               66               55
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Class M-7     WAL                    8.83             5.88             4.53             3.93             3.27             2.79
              First Prin Pay          49               37               38               40               34               30
              Last Prin Pay           207              139              102              78               62               51
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Class M-8     WAL                    8.71             5.80             4.45             3.83             3.18             2.71
              First Prin Pay          49               37               38               39               34               29
              Last Prin Pay           193              130              94               72               57               48
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Offered Certificates - To Call

      The assumptions for the sensitivity table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 4 above) are applied

o     1-month and 6-month LIBOR remain static

o     10% Clean Up Call is exercised

                               -----------------------------------------------------------------------------------------------------
                                    50 PPA           75 PPA           100 PPA          125 PPA          150 PPA          175 PPA
------------------------------------------------------------------------------------------------------------------------------------
Class A-1     WAL                    4.38             2.96             2.15             1.55             1.28             1.13
              First Prin Pay           1                1                1                1                1                1
              Last Prin Pay           150              99               72               55               31               27
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Class A-2A    WAL                    1.69             1.24             1.00             0.83             0.72             0.64
              First Prin Pay           1                1                1                1                1                1
              Last Prin Pay           39               26               22               18               15               13
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Class A-2B    WAL                    6.56             4.32             3.00             2.07             1.78             1.59
              First Prin Pay          39               26               22               18               15               13
              Last Prin Pay           150              99               72               35               28               25
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Class A-2C    WAL                    12.49            8.24             5.99             3.79             2.42             2.13
              First Prin Pay          150              99               72               35               28               25
              Last Prin Pay           150              99               72               55               31               27
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Class M-1     WAL                    8.26             5.50             4.57             4.57             3.65             3.07
              First Prin Pay          49               39               45               55               44               37
              Last Prin Pay           150              99               72               55               44               37
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Class M-2     WAL                    8.26             5.49             4.43             4.44             3.65             3.07
              First Prin Pay          49               38               43               50               44               37
              Last Prin Pay           150              99               72               55               44               37
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Class M-3     WAL                    8.26             5.49             4.36             4.13             3.59             3.03
              First Prin Pay          49               38               41               47               41               35
              Last Prin Pay           150              99               72               55               44               37
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Class M-4     WAL                    8.26             5.49             4.31             3.97             3.40             2.89
              First Prin Pay          49               37               40               44               39               33
              Last Prin Pay           150              99               72               55               44               37
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Class M-5     WAL                    8.26             5.48             4.28             3.86             3.27             2.78
              First Prin Pay          49               37               40               43               37               32
              Last Prin Pay           150              99               72               55               44               37
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Class M-6     WAL                    8.26             5.48             4.25             3.77             3.18             2.71
              First Prin Pay          49               37               39               41               36               31
              Last Prin Pay           150              99               72               55               44               37
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Class M-7     WAL                    8.26             5.48             4.24             3.70             3.10             2.65
              First Prin Pay          49               37               38               40               34               30
              Last Prin Pay           150              99               72               55               44               37
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Class M-8     WAL                    8.26             5.48             4.21             3.65             3.04             2.60
              First Prin Pay          49               37               38               39               34               29
              Last Prin Pay           150              99               72               55               44               37
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Excess Spread. The information in the following table has been prepared in accordance with the following assumptions (i) One and Six-month LIBOR are in accordance with the LIBOR Forward Curves as of the close on February 24, 2006,
(ii) daycount convention of 30/360 is applied, and (iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual excess spread on any distribution date will conform to the corresponding rate set forth for that Distribution Date in the following table.

          Distribution    Excess Spread                 Distribution     Excess Spread                Distribution     Excess Spread
Period        Date             (%)          Period          Date              (%)          Period         Date               (%)
------    ------------    -------------     ------      ------------     -------------     ------     ------------     -------------
  1          Apr-06            2.78           49           Apr-10             4.09           97          Apr-14             4.11
  2          May-06            1.91           50           May-10             4.22           98          May-14             4.29
  3          Jun-06            1.90           51           Jun-10             4.09           99          Jun-14             4.15
  4          Jul-06            1.91           52           Jul-10             4.21          100          Jul-14             4.33
  5          Aug-06            1.90           53           Aug-10             4.08          101          Aug-14             4.19
  6          Sep-06            1.90           54           Sep-10             4.07          102          Sep-14             4.21
  7          Oct-06            1.91           55           Oct-10             4.20          103          Oct-14             4.39
  8          Nov-06            1.89           56           Nov-10             4.06          104          Nov-14             4.25
  9          Dec-06            1.91           57           Dec-10             4.19          105          Dec-14             4.43
  10         Jan-07            1.89           58           Jan-11             4.04          106          Jan-15             4.28
  11         Feb-07            1.90           59           Feb-11             4.10          107          Feb-15             4.31
  12         Mar-07            1.99           60           Mar-11             4.50          108          Mar-15             4.80
  13         Apr-07            1.90           61           Apr-11             4.11          109          Apr-15             4.36
  14         May-07            1.94           62           May-11             4.28          110          May-15             4.54
  15         Jun-07            1.91           63           Jun-11             4.11          111          Jun-15             4.41
  16         Jul-07            1.95           64           Jul-11             4.27          112          Jul-15             4.59
  17         Aug-07            1.91           65           Aug-11             4.10          113          Aug-15             4.47
  18         Sep-07            1.92           66           Sep-11             4.09          114          Sep-15             4.50
  19         Oct-07            1.97           67           Oct-11             4.25          115          Oct-15             4.67
  20         Nov-07            1.92           68           Nov-11             4.07          116          Nov-15             4.55
  21         Dec-07            1.98           69           Dec-11             4.24          117          Dec-15             4.72
  22         Jan-08            1.95           70           Jan-12             4.04          118          Jan-16             4.61
  23         Feb-08            3.82           71           Feb-12             4.08          119          Feb-16             4.66
  24         Mar-08            3.96           72           Mar-12             4.42          120          Mar-16             4.97
  25         Apr-08            3.81           73           Apr-12             3.80
  26         May-08            3.89           74           May-12             3.99
  27         Jun-08            3.80           75           Jun-12             3.81
  28         Jul-08            3.89           76           Jul-12             3.99
  29         Aug-08            3.81           77           Aug-12             3.83
  30         Sep-08            3.81           78           Sep-12             3.84
  31         Oct-08            3.90           79           Oct-12             4.02
  32         Nov-08            3.80           80           Nov-12             3.85
  33         Dec-08            3.90           81           Dec-12             4.04
  34         Jan-09            3.87           82           Jan-13             3.87
  35         Feb-09            4.18           83           Feb-13             3.88
  36         Mar-09            4.48           84           Mar-13             4.43
  37         Apr-09            4.16           85           Apr-13             3.92
  38         May-09            4.15           86           May-13             4.11
  39         Jun-09            4.08           87           Jun-13             3.96
  40         Jul-09            4.20           88           Jul-13             4.15
  41         Aug-09            4.11           89           Aug-13             3.99
  42         Sep-09            4.11           90           Sep-13             4.00
  43         Oct-09            4.23           91           Oct-13             4.18
  44         Nov-09            4.11           92           Nov-13             4.03
  45         Dec-09            4.23           93           Dec-13             4.21
  46         Jan-10            4.09           94           Jan-14             4.05
  47         Feb-10            4.10           95           Feb-14             4.08
  48         Mar-10            4.46           96           Mar-14             4.59


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap, Loan Group I WAC Cap, Loan Group II WAC Cap . The information in the following table has been prepared in accordance with the following assumptions
(i) one and six-month LIBOR remain constant at 20.00%, (ii) daycount convention of actual/360 is applied and(iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.

                                            Loan         Loan                                                  Loan          Loan
                                           Group I      Group II                                              Group I       Group II
           Distribution      WAC Cap       WAC Cap      WAC Cap                Distribution     WAC Cap       WAC Cap       WAC Cap
Period         Date            (%)           (%)          (%)       Period         Date           (%)           (%)           (%)
------     ------------      -------       -------      --------    ------     ------------     -------       -------       --------
   1          Apr-06         22.9609       22.9760      22.9548       49          Apr-10        15.8937       15.6681       15.9869
   2          May-06         21.5787       21.5919      21.5735       50          May-10        16.0995       15.8655       16.1963
   3          Jun-06         21.4185       21.4313      21.4134       51          Jun-10        15.6554       15.4270       15.7499
   4          Jul-06         21.3833       21.3965      21.3779       52          Jul-10        15.8948       15.6300       16.0044
   5          Aug-06         21.1822       21.1939      21.1775       53          Aug-10        15.5387       15.3240       15.6276
   6          Sep-06         21.0313       21.0432      21.0265       54          Sep-10        15.4250       15.2096       15.5142
   7          Oct-06         20.9363       20.9488      20.9313       55          Oct-10        15.6474       15.4242       15.7400
   8          Nov-06         20.6606       20.6730      20.6556       56          Nov-10        15.2027       14.9861       15.2926
   9          Dec-06         20.5217       20.5348      20.5164       57          Dec-10        15.4303       15.2060       15.5234
  10          Jan-07         20.1914       20.2034      20.1866       58          Jan-11        14.9926       14.7696       15.0854
  11          Feb-07         19.9229       19.9345      19.9182       59          Feb-11        14.9485       14.7343       15.0377
  12          Mar-07         19.9506       19.9638      19.9452       60          Mar-11        15.9364       15.6986       16.0354
  13          Apr-07         19.3892       19.4015      19.3842       61          Apr-11        11.3616       11.1463       11.4513
  14          May-07         19.2274       19.2405      19.2221       62          May-11        11.7274       11.5044       11.8205
  15          Jun-07         18.8734       18.8865      18.8681       63          Jun-11        11.3368       11.1206       11.4270
  16          Jul-07         18.7265       18.7399      18.7211       64          Jul-11        11.7035       11.4777       11.7978
  17          Aug-07         18.3786       18.3910      18.3737       65          Aug-11        11.3334       11.1175       11.4238
  18          Sep-07         18.1354       18.1481      18.1303       66          Sep-11        11.3206       11.1042       11.4112
  19          Oct-07         18.0084       18.0220      18.0030       67          Oct-11        11.6847       11.4606       11.7785
  20          Nov-07         17.6606       17.6741      17.6551       68          Nov-11        11.2948       11.0775       11.3859
  21          Dec-07         17.5466       17.5610      17.5408       69          Dec-11        11.6579       11.4330       11.7523
  22          Jan-08         17.2333       17.2278      17.2355       70          Jan-12        11.2705       11.0507       11.3628
  23          Feb-08         18.9174       18.7783      18.9737       71          Feb-12        11.2771       11.0598       11.3685
  24          Mar-08         18.2963       18.1490      18.3561       72          Mar-12        12.0406       11.8078       12.1385
  25          Apr-08         16.9589       16.8224      17.0144       73          Apr-12        11.2504       11.0323       11.3423
  26          May-08         16.3861       16.2489      16.4419       74          May-12        11.6115       11.3857       11.7067
  27          Jun-08         15.9557       15.8233      16.0096       75          Jun-12        11.2236       11.0048       11.3159
  28          Jul-08         15.9814       15.8379      16.0399       76          Jul-12        11.5854       11.3573       11.6818
  29          Aug-08         16.1871       16.0013      16.2629       77          Aug-12        11.2174       10.9990       11.3097
  30          Sep-08         15.9840       15.7984      16.0597       78          Sep-12        11.2036       10.9849       11.2961
  31          Oct-08         16.4436       16.2520      16.5218       79          Oct-12        11.5627       11.3364       11.6586
  32          Nov-08         16.2547       16.0687      16.3307       80          Nov-12        11.1758       10.9565       11.2688
  33          Dec-08         16.3563       16.1595      16.4366       81          Dec-12        11.5339       11.3070       11.6302
  34          Jan-09         16.0594       15.7775      16.1747       82          Jan-13        11.1478       10.9280       11.2411
  35          Feb-09         16.8201       16.6260      16.8994       83          Feb-13        11.1337       10.9136       11.2272
  36          Mar-09         17.5913       17.3761      17.6793       84          Mar-13        12.3109       12.0670       12.4146
  37          Apr-09         16.5406       16.3460      16.6203       85          Apr-13        11.1053       10.8848       11.1991
  38          May-09         16.6924       16.4908      16.7750       86          May-13        11.4607       11.2327       11.5578
  39          Jun-09         16.2760       16.0792      16.3567       87          Jun-13        11.0766       10.8558       11.1708
  40          Jul-09         16.4753       16.2364      16.5733       88          Jul-13        11.4309       11.2026       11.5284
  41          Aug-09         16.7641       16.5287      16.8607       89          Aug-13        11.0477       10.8267       11.1422
  42          Sep-09         16.6396       16.4038      16.7366       90          Sep-13        11.0332       10.8120       11.1278
  43          Oct-09         16.8342       16.5900      16.9347       91          Oct-13        11.3859       11.1573       11.4838
  44          Nov-09         16.3995       16.1623      16.4971       92          Nov-13        11.0039       10.7826       11.0988
  45          Dec-09         16.5997       16.3526      16.7014       93          Dec-13        11.3555       11.1268       11.4537
  46          Jan-10         16.1797       15.9125      16.2898       94          Jan-14        10.9745       10.7531       11.0695
  47          Feb-10         16.1421       15.9176      16.2347       95          Feb-14        10.9596       10.7383       11.0548
  48          Mar-10         17.0608       16.8116      17.1636       96          Mar-14        12.1174       11.8724       12.2229


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

             Distribution      Aggregate         Loan Group I     Loan Group II
Period           Date          WAC Cap (%)       WAC Cap (%)       WAC Cap (%)
------       ------------      -----------       ------------     -------------
  97            Apr-14           10.9299           10.7086           11.0252
  98            May-14           11.2787           11.0502           11.3773
  99            Jun-14           10.8999           10.6788           10.9953
  100           Jul-14           11.2476           11.0193           11.3463
  101           Aug-14           10.8697           10.6488           10.9652
  102           Sep-14           10.8545           10.6338           10.9500
  103           Oct-14           11.2006           10.9727           11.2993
  104           Nov-14           10.8240           10.6037           10.9196
  105           Dec-14           11.1690           10.9416           11.2678
  106           Jan-15           10.7934           10.5735           10.8889
  107           Feb-15           10.7780           10.5584           10.8735
  108           Mar-15           11.9157           11.6729           12.0214
  109           Apr-15           10.7471           10.5281           10.8425
  110           May-15           11.0893           10.8634           11.1879
  111           Jun-15           10.7160           10.4977           10.8114
  112           Jul-15           11.0571           10.8319           11.1555
  113           Aug-15           10.6848           10.4673           10.7800
  114           Sep-15           10.6691           10.4521           10.7642
  115           Oct-15           11.0085           10.7847           11.1067
  116           Nov-15           10.6377           10.4216           10.7326
  117           Dec-15           10.9760           10.7532           11.0739
  118           Jan-16           10.6061           10.3911           10.7007
  119           Feb-16           10.5903           10.3758           10.6848
  120           Mar-16           11.3037           11.0750           11.4045


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Swap Agreement. On the Closing Date, the Trustee will enter into a swap agreement with an initial swap notional amount of $1,482,455,363. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust shall be obligated to pay an amount equal to a per annum rate of 5.220% (on a 30/360 basis) on the scheduled notional amount to the Swap Provider and the trust will be entitled to receive an amount equal to a per annum rate of 1-month LIBOR (on a actual/360 basis) on the scheduled notional amount from the Swap Provider. Only the net amount of the two obligations above will be paid by the appropriate party. The Swap Schedule amortizes at 150% of the Pricing Prepayment Assumption.

                                  Swap Schedule


                                 Swap Notional                                          Swap Notional
Period      Distribution Date      Amount ($)          Period     Distribution Date        Amount
------      -----------------    -------------         ------     -----------------     -------------
  1               Apr-06          1,482,455,363          38            May-09            189,846,499
  2               May-06          1,462,568,706          39            Jun-09            179,699,003
  3               Jun-06          1,438,093,663          40            Jul-09            170,114,409
  4               Jul-06          1,409,068,984          41            Aug-09            161,060,616
  5               Aug-06          1,375,573,356          42            Sep-09            152,507,395
  6               Sep-06          1,337,726,794          43            Oct-09            144,426,261
  7               Oct-06          1,295,690,965          44            Nov-09            136,790,388
  8               Nov-06          1,249,669,870          45            Dec-09            129,494,001
  9               Dec-06          1,199,909,341          46            Jan-10            122,277,392
  10              Jan-07          1,146,697,686          47            Feb-10            115,456,297
  11              Feb-07          1,090,683,615          48            Mar-10            109,008,355
  12              Mar-07          1,037,327,529          49            Apr-10            102,912,500
  13              Apr-07            986,502,107          50            May-10             97,148,880
  14              May-07            938,086,650          51            Jun-10             91,698,791
  15              Jun-07            891,966,237          52            Jul-10             86,544,606
  16              Jul-07            848,031,456          53            Aug-10             81,669,711
  17              Aug-07            806,178,189          54            Sep-10             77,058,450
  18              Sep-07            766,307,288          55            Oct-10             72,696,065
  19              Oct-07            728,324,208          56            Nov-10             68,568,646
  20              Nov-07            692,139,036          57            Dec-10             64,663,081
  21              Dec-07            657,666,157          58            Jan-11             60,967,005
  22              Jan-08            624,815,597          59            Feb-11             57,467,379
  23              Feb-08            589,293,751          60            Mar-11             54,136,824
  24              Mar-08            493,567,306          61          Apr-11 onwards               0
  25              Apr-08            414,028,646
  26              May-08            350,023,548
  27              Jun-08            328,564,194
  28              Jul-08            308,317,061
  29              Aug-08            289,212,122
  30              Sep-08            271,183,558
  31              Oct-08            271,183,558
  32              Nov-08            264,629,269
  33              Dec-08            250,305,177
  34              Jan-09            236,783,398
  35              Feb-09            224,017,912
  36              Mar-09            211,968,642
  37              Apr-09            200,590,981


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral


Selected Mortgage Loan Data(1)
------------------------------

Scheduled Principal Balance:                                     $1,533,923,499
Number of Mortgage Loans:                                                 7,406
Average Scheduled Principal Balance:                                   $207,119
Weighted Average Gross Coupon:                                            7.771%
Weighted Average Net Coupon: (2)                                          7.261%
Weighted Average Current FICO Score:                                        652
Weighted Average Original LTV Ratio:                                      82.68%
Weighted Average Combined Original LTV Ratio:                             82.68%
Weighted Average Stated Remaining Term (months):                            358
Weighted Average Seasoning (months):                                          1
Weighted Average Months to Roll: (3)                                         26
Weighted Average Gross Margin: (3)                                         5.60%
Weighted Average Initial Rate Cap: (3)                                     2.99%
Weighted Average Periodic Rate Cap: (3)                                    1.00%
Weighted Average Gross Maximum Lifetime Rate: (3)                         13.74%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.

(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage loan pool.


                   Distribution by Current Principal Balance


                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Wt. Avg.
Current Principal          of       Principal      Principal     Gross      Current    Principal   Original      CLTV
     Balance             Loans       Balance        Balance      Coupon       FICO      Balance      LTV       incld SS.
-------------------------------------------------------------------------------------------------------------------------
$50,000 & Below             332      $13,803,256        0.90%      8.755%        624     $41,576      84.03%       86.26%
$50,001 - $75,000           781       49,753,984        3.24       8.612         624      63,705      86.75        90.54
$75,001 - $100,000          893       78,309,842        5.11       8.293         622      87,693      85.00        89.77
$100,001 - $125,000         836       94,329,626        6.15       8.132         629     112,834      84.69        90.77
$125,001 - $150,000         774      106,327,570        6.93       8.038         636     137,374      83.78        90.34
$150,001 - $200,000       1,211      210,330,889       13.71       7.892         639     173,684      82.88        89.55
$200,001 - $250,000         685      152,443,333        9.94       7.818         645     222,545      81.76        89.46
$250,001 - $300,000         469      129,053,241        8.41       7.697         653     275,167      82.12        91.32
$300,001 - $350,000         333      108,174,518        7.05       7.618         659     324,848      81.84        91.17
$350,001 - $400,000         249       93,321,439        6.08       7.672         662     374,785      82.22        91.67
$400,001 & Above            843      498,075,802       32.47       7.457         673     590,837      81.87        92.48
-------------------------------------------------------------------------------------------------------------------------
Total:                    7,406   $1,533,923,499      100.00%      7.771%        652    $207,119      82.68%       91.03%
=========================================================================================================================




                                        Pct.
Current Principal          Pct.        Owner
     Balance             Full Doc     Occupied
-----------------------------------------------
$50,000 & Below              86.79%      83.58%
$50,001 - $75,000            81.03       93.39
$75,001 - $100,000           72.84       96.81
$100,001 - $125,000          67.35       96.36
$125,001 - $150,000          67.08       94.41
$150,001 - $200,000          60.22       93.90
$200,001 - $250,000          52.74       95.41
$250,001 - $300,000          46.77       96.16
$300,001 - $350,000          41.71       96.14
$350,001 - $400,000          42.28       94.42
$400,001 & Above             50.65       98.27
-----------------------------------------------
Total:                       55.31%      96.07%
===============================================


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral


                          Distribution by Current Rate


                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Wt. Avg.
                           of       Principal      Principal     Gross      Current    Principal   Original      CLTV
  Current Rate           Loans       Balance        Balance      Coupon       FICO      Balance      LTV       incld SS.
-------------------------------------------------------------------------------------------------------------------------
4.99% & Below                 1         $764,000        0.05%      4.625%        707    $764,000      76.40%       76.40%
5.00 - 5.49%                  8        1,268,365        0.08       5.309         719     158,546      56.21        59.67
5.50 - 5.99%                126       34,117,067        2.22       5.841         712     270,770      70.64        77.43
6.00 - 6.49%                197       59,412,741        3.87       6.283         696     301,588      76.63        87.95
6.50 - 6.99%                885      264,501,523       17.24       6.769         678     298,872      77.83        89.87
7.00 - 7.49%                864      220,556,415       14.38       7.238         660     255,274      78.77        90.19
7.50 - 7.99%              1,741      384,556,655       25.07       7.726         650     220,883      80.58        90.92
8.00 - 8.49%              1,019      189,451,777       12.35       8.209         637     185,919      83.60        91.50
8.50 - 8.99%              1,321      219,755,543       14.33       8.712         635     166,355      89.84        92.72
9.00% & Above             1,244      159,539,414       10.40       9.460         618     128,247      95.32        95.87
-------------------------------------------------------------------------------------------------------------------------
Total:                    7,406   $1,533,923,499      100.00%      7.771%        652    $207,119      82.68%       91.03%
=========================================================================================================================



                                        Pct.
                         Pct. Full     Owner
  Current Rate              Doc       Occupied
-----------------------------------------------
4.99% & Below                 0.00%     100.00%
5.00 - 5.49%                 86.96      100.00
5.50 - 5.99%                 69.49       97.83
6.00 - 6.49%                 81.00       97.42
6.50 - 6.99%                 65.39       98.02
7.00 - 7.49%                 51.23       97.08
7.50 - 7.99%                 49.95       97.07
8.00 - 8.49%                 50.41       93.56
8.50 - 8.99%                 49.18       92.44
9.00% & Above                58.88       96.11
-----------------------------------------------
Total:                       55.31%      96.07%
===============================================




                          Distribution by Credit Score


                                                                                                   Weighted
                                                    Pct. Of                 Weighted                 Avg.
                         Number                     Pool By     Weighted      Avg.       Avg.      Combined    Wt. Avg.
                           of       Principal      Principal    Avg. Gross  Current    Principal   Original      CLTV
Credit Score             Loans       Balance        Balance      Coupon       FICO      Balance      LTV       incld SS.
-------------------------------------------------------------------------------------------------------------------------
740 & Above                 328      $98,695,139        6.43%      7.176%        763    $300,900      80.94%       90.79%
720 - 739                   236       74,629,239        4.87       7.210         729     316,226      81.78        94.46
700 - 719                   403      109,756,579        7.16       7.198         709     272,349      82.02        93.43
680 - 699                   602      157,531,319       10.27       7.442         689     261,680      82.68        93.64
660 - 679                   861      217,817,076       14.20       7.560         669     252,982      83.19        93.14
640 - 659                 1,120      253,118,940       16.50       7.771         649     225,999      83.42        92.83
620 - 639                 1,006      189,363,311       12.35       8.078         628     188,234      84.66        91.43
600 - 619                 1,144      187,437,176       12.22       8.067         609     163,844      83.27        89.82
580 - 599                   923      128,117,249        8.35       8.345         590     138,805      83.76        89.85
560 - 579                   478       72,496,812        4.73       8.336         569     151,667      78.48        78.88
540 - 559                   305       44,960,658        2.93       8.501         549     147,412      75.95        76.71
-------------------------------------------------------------------------------------------------------------------------
Total:                    7,406   $1,533,923,499      100.00%      7.771%        652    $207,119      82.68%       91.03%
=========================================================================================================================



                                        Pct.
                         Pct. Full     Owner
Credit Score                Doc       Occupied
-----------------------------------------------
740 & Above                  48.12%      86.88%
720 - 739                    40.80       91.41
700 - 719                    43.35       92.45
680 - 699                    43.41       95.44
660 - 679                    41.68       96.28
640 - 659                    42.11       97.38
620 - 639                    64.85       97.30
600 - 619                    75.05       98.77
580 - 599                    81.13       98.19
560 - 579                    74.63       98.74
540 - 559                    79.36      100.00
-----------------------------------------------
Total:                       55.31%      96.07%
===============================================



                              Distribution by Lien


                                                                                                    Weighted
                                                    Pct. Of     Weighted    Weighted                  Avg.
                         Number                     Pool By       Avg.        Avg.        Avg.      Combined    Wt. Avg.
                           of       Principal      Principal     Gross      Current    Principal    Original      CLTV
 Lien                    Loans       Balance        Balance      Coupon       FICO      Balance       LTV       incld SS.
--------------------------------------------------------------------------------------------------------------------------
1                         7,406   $1,533,923,499      100.00%      7.771%        652     $207,119      82.68%       91.03%
--------------------------------------------------------------------------------------------------------------------------
Total:                    7,406   $1,533,923,499      100.00%      7.771%        652     $207,119      82.68%       91.03%
==========================================================================================================================



                                        Pct.
                         Pct. Full     Owner
 Lien                       Doc       Occupied
-----------------------------------------------
1                            55.31%      96.07%
-----------------------------------------------
Total:                       55.31%      96.07%
===============================================


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral


                      Distribution by Combined Original LTV


                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Wt. Avg.
    Combined               of       Principal      Principal     Gross      Current    Principal   Original      CLTV
  Original LTV           Loans       Balance        Balance      Coupon       FICO      Balance      LTV       incld SS.
-------------------------------------------------------------------------------------------------------------------------
60.00% & Below              350      $56,707,731        3.70%      7.127%        640    $162,022      50.67%       52.11%
60.01 - 70.00%              326       68,164,125        4.44       7.242         644     209,092      66.09        67.65
70.01 - 80.00%            3,692      894,436,481       58.31       7.402         659     242,263      79.39        93.47
80.01 - 85.00%              370       67,608,929        4.41       8.120         611     182,727      84.32        84.62
85.01 - 90.00%              743      143,902,938        9.38       8.367         637     193,678      89.64        89.64
90.01 - 95.00%              484       86,404,932        5.63       8.145         664     178,523      94.66        94.67
95.01 - 100.00%           1,441      216,698,364       14.13       8.974         650     150,381      99.94        99.95
-------------------------------------------------------------------------------------------------------------------------
Total:                    7,406   $1,533,923,499      100.00%      7.771%        652    $207,119      82.68%       91.03%
=========================================================================================================================



                                        Pct.
    Combined             Pct. Full     Owner
  Original LTV              Doc       Occupied
-----------------------------------------------
60.00% & Below               61.64%      95.06%
60.01 - 70.00%               53.53       92.62
70.01 - 80.00%               57.84       97.80
80.01 - 85.00%               55.06       96.13
85.01 - 90.00%               52.14       89.56
90.01 - 95.00%               48.69       85.85
95.01 - 100.00%              48.63       98.66
-----------------------------------------------
Total:                       55.31%      96.07%
===============================================




                          Distribution by Original LTV


                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Wt. Avg.
                           of       Principal      Principal     Gross      Current    Principal   Original      CLTV
  Original LTV           Loans       Balance        Balance      Coupon       FICO      Balance      LTV       incld SS.
-------------------------------------------------------------------------------------------------------------------------
60.00% & Below              350      $56,707,731        3.70%      7.127%        640    $162,022      50.67%       52.11%
60.01 - 70.00%              326       68,164,125        4.44       7.242         644     209,092      66.09        67.65
70.01 - 80.00%            3,692      894,436,481       58.31       7.402         659     242,263      79.39        93.47
80.01 - 85.00%              370       67,608,929        4.41       8.120         611     182,727      84.32        84.62
85.01 - 90.00%              743      143,902,938        9.38       8.367         637     193,678      89.64        89.64
90.01 - 95.00%              484       86,404,932        5.63       8.145         664     178,523      94.66        94.67
95.01 - 100.00%           1,441      216,698,364       14.13       8.974         650     150,381      99.94        99.95
-------------------------------------------------------------------------------------------------------------------------
Total:                    7,406   $1,533,923,499      100.00%      7.771%        652    $207,119      82.68%       91.03%
=========================================================================================================================




                                        Pct.
                         Pct. Full     Owner
  Original LTV              Doc       Occupied
-----------------------------------------------
60.00% & Below               61.64%      95.06%
60.01 - 70.00%               53.53       92.62
70.01 - 80.00%               57.84       97.80
80.01 - 85.00%               55.06       96.13
85.01 - 90.00%               52.14       89.56
90.01 - 95.00%               48.69       85.85
95.01 - 100.00%              48.63       98.66
-----------------------------------------------
Total:                       55.31%      96.07%
===============================================


                          Distribution by Documentation


                                                                                                    Weighted
                                                    Pct. Of     Weighted    Weighted                  Avg.
                         Number                     Pool By       Avg.        Avg.        Avg.      Combined    Wt. Avg.
                           of       Principal      Principal     Gross      Current    Principal    Original      CLTV
  Documentation          Loans       Balance        Balance      Coupon       FICO      Balance       LTV       incld SS.
--------------------------------------------------------------------------------------------------------------------------
Full                      4,618     $848,468,600       55.31%      7.696%        641     $183,731      82.05%       90.98%
Stated                    2,788      685,454,899       44.69       7.864         667      245,859      83.46        91.09
--------------------------------------------------------------------------------------------------------------------------
Total:                    7,406   $1,533,923,499      100.00%      7.771%        652     $207,119      82.68%       91.03%
==========================================================================================================================




                                        Pct.
                         Pct. Full     Owner
  Documentation             Doc       Occupied
-----------------------------------------------
Full                        100.00%      94.28%
Stated                        0.00       98.29
-----------------------------------------------
Total:                       55.31%      96.07%
===============================================


                             Distribution by Purpose

                                                                                                    Weighted
                                                    Pct. Of     Weighted    Weighted                  Avg.
                         Number                     Pool By       Avg.        Avg.        Avg.      Combined    Wt. Avg.
                           of       Principal      Principal     Gross      Current    Principal    Original      CLTV
    Purpose              Loans       Balance        Balance      Coupon       FICO      Balance       LTV       incld SS.
--------------------------------------------------------------------------------------------------------------------------
Purchase                  4,490     $954,530,709       62.23%      7.808%        663     $212,590      84.52%       96.94%
Cashout Refi              2,620      527,455,405       34.39       7.724         634      201,319      79.85        81.34
Rate/Term Refi              296       51,937,385        3.39       7.558         651      175,464      77.68        80.69
--------------------------------------------------------------------------------------------------------------------------
Total:                    7,406   $1,533,923,499      100.00%      7.771%        652     $207,119      82.68%       91.03%
==========================================================================================================================




                                        Pct.
                           Pct.        Owner
    Purpose              Full Doc     Occupied
-----------------------------------------------
Purchase                     57.46%      95.74%
Cashout Refi                 49.90       97.03
Rate/Term Refi               70.84       92.42
-----------------------------------------------
Total:                       55.31%      96.07%
===============================================


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral

                            Distribution by Occupancy

                                                                                                    Weighted
                                                    Pct. Of     Weighted    Weighted                  Avg.
                         Number                     Pool By       Avg.        Avg.        Avg.      Combined    Wt. Avg.
                           of       Principal      Principal     Gross      Current    Principal    Original      CLTV
    Occupancy            Loans       Balance        Balance      Coupon       FICO      Balance       LTV       incld SS.
--------------------------------------------------------------------------------------------------------------------------
Owner Occupied            7,023   $1,473,689,624       96.07%      7.759%        651     $209,838      82.65%       91.32%
Investor                    309       46,109,511        3.01       8.046         690      149,222      82.53        83.06
Second Home                  74       14,124,365        0.92       8.141         694      190,870      87.07        87.07
--------------------------------------------------------------------------------------------------------------------------
Total:                    7,406   $1,533,923,499      100.00%      7.771%        652     $207,119      82.68%       91.03%
==========================================================================================================================




                                        Pct.
                         Pct. Full     Owner
    Occupancy               Doc       Occupied
-----------------------------------------------
Owner Occupied               54.28%     100.00%
Investor                     85.55        0.00
Second Home                  64.10        0.00
-----------------------------------------------
Total:                       55.31%      96.07%
===============================================


                          Distribution by Property Type


                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Wt. Avg.
                           of       Principal      Principal     Gross      Current    Principal   Original      CLTV
Property Type            Loans       Balance        Balance      Coupon       FICO      Balance      LTV       incld SS.
-------------------------------------------------------------------------------------------------------------------------
Single Family             5,485   $1,048,396,843       68.35%      7.814%        649    $191,139      82.95%       90.34%
PUD                       1,084      296,215,632       19.31       7.666         657     273,262      82.28        92.85
Condo                       542      114,071,920        7.44       7.735         662     210,465      81.86        93.07
2-4 Family                  295       75,239,105        4.91       7.635         667     255,048      81.83        90.40
-------------------------------------------------------------------------------------------------------------------------
Total:                    7,406   $1,533,923,499      100.00%      7.771%        652    $207,119      82.68%       91.03%
=========================================================================================================================




                                        Pct.
                         Pct. Full     Owner
Property Type               Doc       Occupied
-----------------------------------------------
Single Family                54.16%      96.98%
PUD                          61.55       95.57
Condo                        54.85       93.76
2-4 Family                   47.49       88.91
-----------------------------------------------
Total:                       55.31%      96.07%
===============================================



                              Distribution by State

                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Wt. Avg.
                           of       Principal      Principal     Gross      Current    Principal   Original      CLTV
State                    Loans       Balance        Balance      Coupon       FICO      Balance      LTV       incld SS.
-------------------------------------------------------------------------------------------------------------------------
CA                        1,253     $507,830,523       33.11%      7.358%        670    $405,292      79.62%       91.13%
FL                          632      125,740,155        8.20       7.867         647     198,956      80.64        88.17
NY                          352       73,158,042        4.77       7.751         661     207,835      83.81        90.80
OH                          420       49,399,509        3.22       8.348         633     117,618      90.27        94.03
IL                          294       48,947,549        3.19       8.218         639     166,488      86.45        90.11
GA                          271       46,768,407        3.05       8.103         640     172,577      85.13        94.75
MN                          213       46,246,246        3.01       7.639         657     217,119      83.71        91.03
MI                          332       44,133,508        2.88       8.197         643     132,932      87.67        92.20
TX                          367       44,061,105        2.87       8.062         643     120,058      84.78        89.77
NJ                          158       42,826,986        2.79       7.864         653     271,057      82.87        86.97
Other                     3,114      504,811,469       32.91       7.975         640     162,110      84.04        91.47
-------------------------------------------------------------------------------------------------------------------------
Total:                    7,406   $1,533,923,499      100.00%      7.771%        652    $207,119      82.68%       91.03%
=========================================================================================================================




                                        Pct.
                         Pct. Full     Owner
State                       Doc       Occupied
-----------------------------------------------
CA                           49.17%      96.81%
FL                           54.71       92.83
NY                           45.08       96.64
OH                           67.56       97.19
IL                           44.06       96.60
GA                           62.75       95.78
MN                           54.05       96.00
MI                           46.12       96.98
TX                           58.99       96.01
NJ                           42.98       92.00
Other                        63.98       96.21
-----------------------------------------------
Total:                       55.31%      96.07%
===============================================



                               Distribution by Zip


                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Wt. Avg.
                           of       Principal      Principal     Gross      Current    Principal   Original      CLTV
 Zip                     Loans       Balance        Balance      Coupon       FICO      Balance      LTV       incld SS.
-------------------------------------------------------------------------------------------------------------------------
93536                        16       $4,898,882        0.32%      7.832%        662    $306,180      80.75%       95.29%
92336                        13        4,752,595        0.31       7.313         673     365,584      79.97        90.25
94513                         7        4,587,240        0.30       7.622         656     655,320      83.24        86.50
95037                         7        4,484,232        0.29       6.917         705     640,605      80.00        97.55
92057                         8        4,382,850        0.29       6.902         693     547,856      84.70        96.29
92345                        15        4,287,155        0.28       7.290         685     285,810      81.01        92.42
94544                         9        3,752,960        0.24       7.443         690     416,996      80.91        94.64
90019                         5        3,731,200        0.24       6.591         687     746,240      79.18        93.92
94587                         5        3,619,549        0.24       7.360         689     723,910      80.00        98.01
92677                         5        3,592,950        0.23       7.147         679     718,590      78.07        94.85
Other                     7,316    1,491,833,886       97.26       7.785         652     203,914      82.73        90.95
-------------------------------------------------------------------------------------------------------------------------
Total:                    7,406   $1,533,923,499      100.00%      7.771%        652    $207,119      82.68%       91.03%
=========================================================================================================================




                                        Pct.
                         Pct. Full     Owner
 Zip                        Doc       Occupied
-----------------------------------------------
93536                        22.81%     100.00%
92336                        30.85      100.00
94513                        30.08      100.00
95037                        77.56      100.00
92057                        40.37      100.00
92345                        41.33      100.00
94544                        31.04      100.00
90019                        56.82      100.00
94587                        83.75      100.00
92677                        90.65      100.00
Other                        55.50       95.96
-----------------------------------------------
Total:                       55.31%      96.07%
===============================================


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral

                  Distribution by Remaining Months to Maturity


                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
 Remaining               Number                     Pool By       Avg.        Avg.       Avg.      Combined    Wt. Avg.
 Months To                 of       Principal      Principal     Gross      Current    Principal   Original      CLTV
  Maturity               Loans       Balance        Balance      Coupon       FICO      Balance      LTV       incld SS.
-------------------------------------------------------------------------------------------------------------------------
1 - 180                      94       $8,521,204        0.56%      7.553%        648     $90,651      74.72%       75.11%
181 - 240                     4          378,601        0.02       8.127         612      94,650      76.60        76.60
241 - 360                 7,307    1,524,568,862       99.39       7.772         652     208,645      82.73        91.12
421 - 480                     1          454,833        0.03       7.125         654     454,833      82.73        82.73
-------------------------------------------------------------------------------------------------------------------------
Total:                    7,406   $1,533,923,499      100.00%      7.771%        652    $207,119      82.68%       91.03%
=========================================================================================================================




 Remaining                              Pct.
 Months To               Pct. Full     Owner
  Maturity                  Doc       Occupied
-----------------------------------------------
1 - 180                      69.24%      93.89%
181 - 240                   100.00      100.00
241 - 360                    55.24       96.08
421 - 480                     0.00      100.00
-----------------------------------------------
Total:                       55.31%      96.07%
===============================================



                        Distribution by Amortization Type


                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
                         Number                     Pool By       Avg.        Avg.       Avg.      Combined    Wt. Avg.
                           of       Principal      Principal     Gross      Current    Principal   Original      CLTV
Amortization Type        Loans       Balance        Balance      Coupon       FICO      Balance      LTV       incld SS.
-------------------------------------------------------------------------------------------------------------------------
1 YR ARM                     16       $3,793,915        0.25%      8.054%        682    $237,120      88.86%       90.08%
15 YR Fixed                  88        7,656,513        0.50       7.453         649      87,006      73.74        74.18
15 YR Fixed IO                5          795,742        0.05       8.527         641     159,148      87.22        87.22
2 YR ARM                  1,879      274,402,207       17.89       8.238         627     146,036      85.99        89.14
2 YR ARM 40/40                1          454,833        0.03       7.125         654     454,833      82.73        82.73
2 YR ARM BALLOON 40/30      747      164,480,820       10.72       7.748         642     220,189      83.06        91.88
2 YR ARM IO               2,038      624,885,520       40.74       7.578         667     306,617      81.84        94.32
20 YR Fixed                   4          378,601        0.02       8.127         612      94,650      76.60        76.60
3 YR ARM                    534       84,358,965        5.50       8.047         636     157,976      85.95        88.99
3 YR ARM IO                 494      124,347,271        8.11       7.401         664     251,715      81.16        92.21
30 YR Fixed               1,193      156,751,228       10.22       7.942         647     131,392      81.15        83.54
30 YR Fixed IO              134       27,646,104        1.80       8.170         640     206,314      82.17        87.95
5 YR ARM                     30        6,359,188        0.41       7.180         657     211,973      74.38        77.69
5 YR ARM Balloon 40/30       29        5,694,753        0.37       7.898         661     196,371      83.62        88.50
5 YR ARM IO                  97       28,563,093        1.86       7.151         680     294,465      77.87        90.15
6 MO ARM                      2        1,181,159        0.08       7.734         606     590,580      74.09        74.09
6 MO ARM IO                   5        1,443,200        0.09       8.004         622     288,640      77.21        81.08
Fixed Balloon 30/15           1           68,949        0.00       7.500         641      68,949      38.98        38.98
Fixed Balloon 40/30         109       20,661,438        1.35       7.875         651     189,554      81.34        86.81
-------------------------------------------------------------------------------------------------------------------------
Total:                    7,406   $1,533,923,499      100.00%      7.771%        652    $207,119      82.68%       91.03%
=========================================================================================================================




                                        Pct.
                         Pct. Full     Owner
Amortization Type           Doc       Occupied
-----------------------------------------------
1 YR ARM                     44.50%      93.82%
15 YR Fixed                  69.46       96.17
15 YR Fixed IO               64.47       80.02
2 YR ARM                     54.43       95.28
2 YR ARM 40/40                0.00      100.00
2 YR ARM BALLOON 40/30       51.48       96.60
2 YR ARM IO                  51.68       96.43
20 YR Fixed                 100.00      100.00
3 YR ARM                     55.26       93.90
3 YR ARM IO                  59.60       96.68
30 YR Fixed                  64.64       95.79
30 YR Fixed IO               78.53       97.48
5 YR ARM                     47.01       97.07
5 YR ARM Balloon 40/30       50.41       93.22
5 YR ARM IO                  72.99       97.61
6 MO ARM                      0.00      100.00
6 MO ARM IO                  36.52       90.51
Fixed Balloon 30/15         100.00        0.00
Fixed Balloon 40/30          60.69       96.74
-----------------------------------------------
Total:                       55.31%      96.07%
===============================================


                      Distribution by Initial Periodic Cap



                                                                                                   Weighted
                                                    Pct. Of     Weighted    Weighted                 Avg.
Initial                  Number                     Pool By       Avg.        Avg.       Avg.      Combined    Wt. Avg.
Periodic                   of       Principal      Principal     Gross      Current    Principal   Original      CLTV
   Cap                   Loans       Balance        Balance      Coupon       FICO      Balance      LTV       incld SS.
-------------------------------------------------------------------------------------------------------------------------
1.00%                         7       $2,624,359        0.17%      7.883%        615    $374,908      75.81%       77.93%
2.00%                        16        3,793,915        0.25       8.054         682     237,120      88.86        90.08
3.00%                     5,849    1,313,546,650       85.63       7.741         653     224,576      82.95        92.19
N/A                       1,534      213,958,575       13.95       7.950         646     139,478      81.04        84.08
-------------------------------------------------------------------------------------------------------------------------
Total:                    7,406   $1,533,923,499      100.00%      7.771%        652    $207,119      82.68%       91.03%
=========================================================================================================================




Initial                                 Pct.
Periodic                   Pct.        Owner
   Cap                   Full Doc     Occupied
-----------------------------------------------
1.00%                        20.08%      94.78%
2.00%                        44.50       93.82
3.00%                        53.63       96.09
N/A                          66.30       96.03
-----------------------------------------------
Total:                       55.31%      96.07%
===============================================


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral

                          Distribution by Periodic Cap


                                                                                                    Weighted
                                                    Pct. Of     Weighted    Weighted                  Avg.
                         Number                     Pool By       Avg.        Avg.        Avg.      Combined    Wt. Avg.
Periodic                   of       Principal      Principal     Gross      Current    Principal    Original      CLTV
   Cap                   Loans       Balance        Balance      Coupon       FICO      Balance       LTV       incld SS.
--------------------------------------------------------------------------------------------------------------------------
1.00%                     5,872   $1,319,964,925       86.05%      7.742%        653     $224,790      82.95%       92.15%
N/A                       1,534      213,958,575       13.95       7.950         646      139,478      81.04        84.08
--------------------------------------------------------------------------------------------------------------------------
Total:                    7,406   $1,533,923,499      100.00%      7.771%        652     $207,119      82.68%       91.03%
==========================================================================================================================




                                        Pct.
Periodic                 Pct. Full     Owner
   Cap                      Doc       Occupied
-----------------------------------------------
1.00%                        53.53%      96.08%
N/A                          66.30       96.03
-----------------------------------------------
Total:                       55.31%      96.07%
===============================================



                      Distribution by Months to Rate Reset


                                                                                                    Weighted
                                                    Pct. Of     Weighted    Weighted                  Avg.
                         Number                     Pool By       Avg.        Avg.        Avg.      Combined    Wt. Avg.
 Months To                 of       Principal      Principal     Gross      Current    Principal    Original      CLTV
 Rate Reset              Loans       Balance        Balance      Coupon       FICO      Balance       LTV       incld SS.
--------------------------------------------------------------------------------------------------------------------------
1 - 12                       23       $6,418,274        0.42%      7.984%        655     $279,055      83.52%       85.12%
13 - 24                   4,662    1,063,240,577       69.32       7.774         653      228,065      83.10        92.60
25 - 36                   1,031      209,689,039       13.67       7.663         653      203,384      83.12        90.94
49 & Above                  156       40,617,035        2.65       7.260         674      260,366      78.13        87.97
N/A                       1,534      213,958,575       13.95       7.950         646      139,478      81.04        84.08
--------------------------------------------------------------------------------------------------------------------------
Total:                    7,406   $1,533,923,499      100.00%      7.771%        652     $207,119      82.68%       91.03%
==========================================================================================================================




                                        Pct.
 Months To               Pct. Full     Owner
 Rate Reset                 Doc       Occupied
-----------------------------------------------
1 - 12                       34.52%      94.21%
13 - 24                      52.38       96.16
25 - 36                      57.59       95.58
49 & Above                   65.76       96.91
N/A                          66.30       96.03
-----------------------------------------------
Total:                       55.31%      96.07%
===============================================



                        Distribution by Life Maximum Rate


                                                                                                    Weighted
                                                    Pct. Of     Weighted    Weighted                  Avg.
                         Number                     Pool By       Avg.        Avg.        Avg.      Combined    Wt. Avg.
                           of       Principal      Principal     Gross      Current    Principal    Original      CLTV
Life Maximum Rate        Loans       Balance        Balance      Coupon       FICO      Balance       LTV       incld SS.
--------------------------------------------------------------------------------------------------------------------------
11.99% & Below               78      $24,189,470        1.58%      5.808%        700     $310,121      74.02%       82.90%
12.00 - 12.49%              152       49,769,234        3.24       6.283         695      327,429      77.70        90.45
12.50 - 12.99%              749      236,246,166       15.40       6.772         676      315,415      78.46        91.46
13.00 - 13.49%              764      201,135,925       13.11       7.239         660      263,267      79.25        91.35
13.50 - 13.99%            1,456      344,826,691       22.48       7.722         652      236,832      81.04        92.08
14.00 - 14.49%              820      165,170,103       10.77       8.209         639      201,427      84.03        92.37
14.50 - 14.99%              991      178,503,164       11.64       8.712         636      180,124      89.91        93.03
15.00 - 15.49%              476       68,009,013        4.43       9.205         627      142,876      95.17        95.84
15.50 - 15.99%              311       42,914,833        2.80       9.672         612      137,990      96.17        96.37
16.00% & Above               75        9,200,326        0.60      10.297         605      122,671      96.14        96.25
N/A                       1,534      213,958,575       13.95       7.950         646      139,478      81.04        84.08
--------------------------------------------------------------------------------------------------------------------------
Total:                    7,406   $1,533,923,499      100.00%      7.771%        652     $207,119      82.68%       91.03%
==========================================================================================================================




                                        Pct.
                         Pct. Full     Owner
Life Maximum Rate           Doc       Occupied
-----------------------------------------------
11.99% & Below               67.49%      99.28%
12.00 - 12.49%               81.54       97.42
12.50 - 12.99%               65.13       98.08
13.00 - 13.49%               49.69       97.06
13.50 - 13.99%               48.09       97.20
14.00 - 14.49%               48.47       93.37
14.50 - 14.99%               46.01       92.02
15.00 - 15.49%               53.85       94.30
15.50 - 15.99%               62.37       97.73
16.00% & Above               48.89       98.44
N/A                          66.30       96.03
-----------------------------------------------
Total:                       55.31%      96.07%
===============================================



                             Distribution by Margin


                                                                                                    Weighted
                                                    Pct. Of     Weighted    Weighted                  Avg.
                         Number                     Pool By       Avg.        Avg.        Avg.      Combined    Wt. Avg.
                           of       Principal      Principal     Gross      Current    Principal    Original      CLTV
     Margin              Loans       Balance        Balance      Coupon       FICO      Balance       LTV       incld SS.
--------------------------------------------------------------------------------------------------------------------------
4.99% & Below                 6       $1,483,324        0.10%      7.688%        644     $247,221      74.93%       81.56%
5.00 - 5.49%              2,114      616,433,420       40.19       7.162         661      291,596      77.98        91.74
5.50 - 5.99%              1,416      311,580,187       20.31       7.824         644      220,043      80.98        89.46
6.00 - 6.49%              1,328      248,816,492       16.22       8.362         649      187,362      90.77        94.36
6.50 - 6.99%                642       97,180,030        6.34       8.847         647      151,371      94.17        95.48
7.00 - 7.49%                312       39,359,061        2.57       9.273         646      126,151      97.44        97.46
7.50 - 7.99%                 50        4,844,712        0.32       9.567         655       96,894      98.58        98.58
8.00 - 8.49%                  4          267,698        0.02      10.277         622       66,925     100.00       100.00
N/A                       1,534      213,958,575       13.95       7.950         646      139,478      81.04        84.08
--------------------------------------------------------------------------------------------------------------------------
Total:                    7,406   $1,533,923,499      100.00%      7.771%        652     $207,119      82.68%       91.03%
==========================================================================================================================




                                        Pct.
                         Pct. Full     Owner
     Margin                 Doc       Occupied
-----------------------------------------------
4.99% & Below                 5.72%      90.76%
5.00 - 5.49%                 53.87       97.79
5.50 - 5.99%                 55.73       95.23
6.00 - 6.49%                 50.94       93.75
6.50 - 6.99%                 48.93       93.98
7.00 - 7.49%                 60.39       96.20
7.50 - 7.99%                 51.91       94.49
8.00 - 8.49%                100.00      100.00
N/A                          66.30       96.03
-----------------------------------------------
Total:                       55.31%      96.07%
===============================================


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     The Mortgage Loans - Group I Collateral

Selected Mortgage Loan Data(1)
------------------------------

Scheduled Principal Balance:                                       $439,736,470
Number of Mortgage Loans:                                                 2,992
Average Scheduled Principal Balance:                                   $146,971
Weighted Average Gross Coupon:                                            7.784%
Weighted Average Net Coupon: (2)                                          7.274%
Weighted Average Current FICO Score:                                        638
Weighted Average Original LTV Ratio:                                      81.23%
Weighted Average Combined Original LTV Ratio:                             81.23%
Weighted Average Stated Remaining Term (months):                            357
Weighted Average Seasoning (months):                                          1
Weighted Average Months to Roll: (3)                                         26
Weighted Average Gross Margin: (3)                                         5.63%
Weighted Average Initial Rate Cap: (3)                                     3.00%
Weighted Average Periodic Rate Cap: (3)                                    1.00%
Weighted Average Gross Maximum Lifetime Rate: (3)                         13.69%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.

(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage loan pool.


                    Distribution by Current Principal Balance


                                                                                                    Weighted
                                                    Pct. Of     Weighted    Weighted                  Avg.
                         Number                     Pool By       Avg.        Avg.        Avg.      Combined    Wt. Avg.
  Current Principal        of       Principal      Principal     Gross      Current    Principal    Original      CLTV
       Balance           Loans       Balance        Balance      Coupon       FICO      Balance       LTV       incld SS.
--------------------------------------------------------------------------------------------------------------------------
$50,000 & Below             141       $6,033,194        1.37%      8.853%        622      $42,789      83.73%       86.59%
$50,001 - $75,000           375       23,831,814        5.42       8.694         624       63,552      87.39        91.60
$75,001 - $100,000          477       42,058,711        9.56       8.198         622       88,173      84.21        90.17
$100,001 - $125,000         415       46,932,921       10.67       7.989         629      113,091      82.90        90.26
$125,001 - $150,000         404       55,542,950       12.63       7.852         640      137,483      81.70        89.29
$150,001 - $200,000         588      101,941,032       23.18       7.652         641      173,369      81.01        87.60
$200,001 - $250,000         265       59,037,669       13.43       7.587         640      222,784      78.72        83.68
$250,001 - $300,000         144       39,722,251        9.03       7.436         647      275,849      79.24        83.15
$300,001 - $350,000         101       32,730,570        7.44       7.426         649      324,065      78.94        80.57
$350,001 - $400,000          64       23,915,820        5.44       7.537         652      373,685      79.07        79.07
$400,001 & Above             18        7,989,539        1.82       7.469         652      443,863      79.51        80.27
--------------------------------------------------------------------------------------------------------------------------
Total:                    2,992     $439,736,470      100.00%      7.784%        638     $146,971      81.23%       86.50%
==========================================================================================================================




                                        Pct.
  Current Principal      Pct. Full     Owner
       Balance              Doc       Occupied
-----------------------------------------------
$50,000 & Below              87.70%      83.07%
$50,001 - $75,000            84.14       92.57
$75,001 - $100,000           76.53       96.72
$100,001 - $125,000          67.82       96.17
$125,001 - $150,000          69.73       94.55
$150,001 - $200,000          61.77       92.90
$200,001 - $250,000          58.72       91.22
$250,001 - $300,000          54.86       92.30
$300,001 - $350,000          44.61       93.16
$350,001 - $400,000          43.75       85.94
$400,001 & Above             28.09       93.39
-----------------------------------------------
Total:                       62.50%      93.04%
===============================================


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     The Mortgage Loans - Group I Collateral


                          Distribution by Current Rate


                                                                                                    Weighted
                                                    Pct. Of     Weighted    Weighted                  Avg.
                         Number                     Pool By       Avg.        Avg.        Avg.      Combined    Wt. Avg.
                           of       Principal      Principal     Gross      Current    Principal    Original      CLTV
  Current Rate           Loans       Balance        Balance      Coupon       FICO      Balance       LTV       incld SS.
--------------------------------------------------------------------------------------------------------------------------
5.00 - 5.49%                  6         $920,176        0.21%      5.319%        732     $153,363      49.77%       49.77%
5.50 - 5.99%                 33        6,616,582        1.50       5.856         692      200,502      71.86        78.21
6.00 - 6.49%                 83       15,490,377        3.52       6.294         688      186,631      72.99        78.23
6.50 - 6.99%                376       67,963,280       15.46       6.770         664      180,753      75.30        82.80
7.00 - 7.49%                399       71,226,069       16.20       7.229         649      178,511      77.05        83.36
7.50 - 7.99%                836      127,307,154       28.95       7.735         630      152,281      79.28        85.56
8.00 - 8.49%                488       69,675,608       15.84       8.197         624      142,778      83.18        88.61
8.50 - 8.99%                141       16,251,268        3.70       8.707         629      115,257      89.57        90.96
9.00% & Above               630       64,285,955       14.62       9.480         614      102,041      95.19        95.67
--------------------------------------------------------------------------------------------------------------------------
Total:                    2,992     $439,736,470      100.00%      7.784%        638     $146,971      81.23%       86.50%
==========================================================================================================================




                                        Pct.
                         Pct. Full     Owner
  Current Rate              Doc       Occupied
-----------------------------------------------
5.00 - 5.49%                 82.03%     100.00%
5.50 - 5.99%                 64.08       97.36
6.00 - 6.49%                 54.39       94.25
6.50 - 6.99%                 70.04       93.48
7.00 - 7.49%                 58.68       94.34
7.50 - 7.99%                 56.47       93.56
8.00 - 8.49%                 64.82       89.04
8.50 - 8.99%                 71.30       91.05
9.00% & Above                67.47       94.10
-----------------------------------------------
Total:                       62.50%      93.04%
===============================================



                          Distribution by Credit Score


                                                                                                    Weighted
                                                    Pct. Of     Weighted    Weighted                  Avg.
                         Number                     Pool By       Avg.        Avg.        Avg.      Combined    Wt. Avg.
                           of       Principal      Principal     Gross      Current    Principal    Original      CLTV
Credit Score             Loans       Balance        Balance      Coupon       FICO      Balance       LTV       incld SS.
--------------------------------------------------------------------------------------------------------------------------
740 & Above                 109      $19,880,790        4.52%      7.228%        763     $182,393      82.01%       86.64%
720 - 739                    78       13,238,140        3.01       7.264         728      169,720      82.63        91.28
700 - 719                   138       22,595,115        5.14       7.208         710      163,733      81.20        89.18
680 - 699                   204       33,689,223        7.66       7.299         688      165,143      80.79        87.38
660 - 679                   311       50,172,240       11.41       7.454         668      161,326      82.21        87.85
640 - 659                   391       59,529,675       13.54       7.683         648      152,250      82.46        87.70
620 - 639                   433       62,977,879       14.32       7.894         628      145,445      82.00        87.66
600 - 619                   558       76,310,521       17.35       7.972         610      136,757      81.81        88.02
580 - 599                   439       54,311,116       12.35       8.286         590      123,716      82.54        87.30
560 - 579                   210       30,402,388        6.91       8.193         569      144,773      75.56        75.86
540 - 559                   121       16,629,384        3.78       8.316         549      137,433      73.36        74.18
--------------------------------------------------------------------------------------------------------------------------
Total:                    2,992     $439,736,470      100.00%      7.784%        638     $146,971      81.23%       86.50%
==========================================================================================================================




                                        Pct.
                         Pct. Full     Owner
Credit Score                Doc       Occupied
-----------------------------------------------
740 & Above                  59.99%      69.38%
720 - 739                    51.49       76.57
700 - 719                    46.95       83.13
680 - 699                    57.99       86.56
660 - 679                    48.68       92.37
640 - 659                    45.17       95.06
620 - 639                    61.06       95.16
600 - 619                    74.93       98.56
580 - 599                    77.89       96.68
560 - 579                    75.74       98.83
540 - 559                    82.18      100.00
-----------------------------------------------
Total:                       62.50%      93.04%
===============================================


                              Distribution by Lien



                                                                                                    Weighted
                                                    Pct. Of     Weighted    Weighted                  Avg.
                         Number                     Pool By       Avg.        Avg.        Avg.      Combined    Wt. Avg.
                           of       Principal      Principal     Gross      Current    Principal    Original      CLTV
 Lien                    Loans       Balance        Balance      Coupon       FICO      Balance       LTV       incld SS.
--------------------------------------------------------------------------------------------------------------------------
1                         2,992     $439,736,470      100.00%      7.784%        638     $146,971      81.23%       86.50%
--------------------------------------------------------------------------------------------------------------------------
Total:                    2,992     $439,736,470      100.00%      7.784%        638     $146,971      81.23%       86.50%
==========================================================================================================================




                                        Pct.
                         Pct. Full     Owner
 Lien                       Doc       Occupied
-----------------------------------------------
1                            62.50%      93.04%
-----------------------------------------------
Total:                       62.50%      93.04%
===============================================


                      Distribution by Combined Original LTV


                                                                                                    Weighted
                                                    Pct. Of     Weighted    Weighted                  Avg.
                         Number                     Pool By       Avg.        Avg.        Avg.      Combined    Wt. Avg.
    Combined               of       Principal      Principal     Gross      Current    Principal    Original      CLTV
  Original LTV           Loans       Balance        Balance      Coupon       FICO      Balance       LTV       incld SS.
--------------------------------------------------------------------------------------------------------------------------
60.00% & Below              182      $28,166,200        6.41%      7.164%        627     $154,759      50.19%       50.31%
60.01 - 70.00%              184       31,416,384        7.14       7.300         628      170,741      65.71        65.74
70.01 - 80.00%            1,436      223,094,561       50.73       7.420         641      155,358      78.91        89.26
80.01 - 85.00%              168       26,191,507        5.96       8.034         612      155,902      84.27        84.28
85.01 - 90.00%              295       45,647,202       10.38       8.256         636      154,736      89.54        89.55
90.01 - 95.00%              203       32,344,060        7.36       7.958         673      159,330      94.63        94.66
95.01 - 100.00%             524       52,876,557       12.02       9.299         634      100,909      99.94        99.94
--------------------------------------------------------------------------------------------------------------------------
Total:                    2,992     $439,736,470      100.00%      7.784%        638     $146,971      81.23%       86.50%
==========================================================================================================================




                                        Pct.
    Combined             Pct. Full     Owner
  Original LTV              Doc       Occupied
-----------------------------------------------
60.00% & Below               58.40%      93.17%
60.01 - 70.00%               56.12       91.26
70.01 - 80.00%               67.20       94.29
80.01 - 85.00%               53.02       96.63
85.01 - 90.00%               51.83       89.26
90.01 - 95.00%               51.20       80.45
95.01 - 100.00%              69.45       97.92
-----------------------------------------------
Total:                       62.50%      93.04%
===============================================


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     The Mortgage Loans - Group I Collateral

                          Distribution by Original LTV

                                                                                                    Weighted
                                                    Pct. Of     Weighted    Weighted                  Avg.
                         Number                     Pool By       Avg.        Avg.        Avg.      Combined    Wt. Avg.
                           of       Principal      Principal     Gross      Current    Principal    Original      CLTV
  Original LTV           Loans       Balance        Balance      Coupon       FICO      Balance       LTV       incld SS.
--------------------------------------------------------------------------------------------------------------------------
60.00% & Below              182      $28,166,200        6.41%      7.164%        627     $154,759      50.19%       50.31%
60.01 - 70.00%              184       31,416,384        7.14       7.300         628      170,741      65.71        65.74
70.01 - 80.00%            1,436      223,094,561       50.73       7.420         641      155,358      78.91        89.26
80.01 - 85.00%              168       26,191,507        5.96       8.034         612      155,902      84.27        84.28
85.01 - 90.00%              295       45,647,202       10.38       8.256         636      154,736      89.54        89.55
90.01 - 95.00%              203       32,344,060        7.36       7.958         673      159,330      94.63        94.66
95.01 - 100.00%             524       52,876,557       12.02       9.299         634      100,909      99.94        99.94
--------------------------------------------------------------------------------------------------------------------------
Total:                    2,992     $439,736,470      100.00%      7.784%        638     $146,971      81.23%       86.50%
==========================================================================================================================




                                        Pct.
                         Pct. Full     Owner
  Original LTV              Doc       Occupied
-----------------------------------------------
60.00% & Below               58.40%      93.17%
60.01 - 70.00%               56.12       91.26
70.01 - 80.00%               67.20       94.29
80.01 - 85.00%               53.02       96.63
85.01 - 90.00%               51.83       89.26
90.01 - 95.00%               51.20       80.45
95.01 - 100.00%              69.45       97.92
-----------------------------------------------
Total:                       62.50%      93.04%
===============================================


                          Distribution by Documentation


                                                                                                    Weighted
                                                    Pct. Of     Weighted    Weighted                  Avg.
                         Number                     Pool By       Avg.        Avg.        Avg.      Combined    Wt. Avg.
                           of       Principal      Principal     Gross      Current    Principal    Original      CLTV
  Documentation          Loans       Balance        Balance      Coupon       FICO      Balance       LTV       incld SS.
--------------------------------------------------------------------------------------------------------------------------
Full                      2,048     $274,831,571       62.50%      7.803%        631     $134,195      81.39%       88.00%
Stated                      944      164,904,899       37.50       7.752         651      174,687      80.97        84.00
--------------------------------------------------------------------------------------------------------------------------
Total:                    2,992     $439,736,470      100.00%      7.784%        638     $146,971      81.23%       86.50%
==========================================================================================================================




                                        Pct.
                         Pct. Full     Owner
  Documentation             Doc       Occupied
-----------------------------------------------
Full                        100.00%      91.09%
Stated                        0.00       96.29
-----------------------------------------------
Total:                       62.50%      93.04%
===============================================



                             Distribution by Purpose


                                                                                                    Weighted
                                                    Pct. Of     Weighted    Weighted                  Avg.
                         Number                     Pool By       Avg.        Avg.        Avg.      Combined    Wt. Avg.
                           of       Principal      Principal     Gross      Current    Principal    Original      CLTV
    Purpose              Loans       Balance        Balance      Coupon       FICO      Balance       LTV       incld SS.
--------------------------------------------------------------------------------------------------------------------------
Cashout Refi              1,332     $235,128,375       53.47%      7.625%        632     $176,523      78.17%       79.30%
Purchase                  1,523      183,087,035       41.64       8.003         646      120,215      85.54        96.46
Rate/Term Refi              137       21,521,061        4.89       7.650         639      157,088      78.14        80.31
--------------------------------------------------------------------------------------------------------------------------
Total:                    2,992     $439,736,470      100.00%      7.784%        638     $146,971      81.23%       86.50%
==========================================================================================================================




                                        Pct.
                         Pct. Full     Owner
    Purpose                 Doc       Occupied
-----------------------------------------------
Cashout Refi                 50.69%      95.98%
Purchase                     76.57       89.82
Rate/Term Refi               71.75       88.29
-----------------------------------------------
Total:                       62.50%      93.04%
===============================================


                            Distribution by Occupancy


                                                                                                    Weighted
                                                    Pct. Of     Weighted    Weighted                  Avg.
                         Number                     Pool By       Avg.        Avg.        Avg.      Combined    Wt. Avg.
                           of       Principal      Principal     Gross      Current    Principal    Original      CLTV
    Occupancy            Loans       Balance        Balance      Coupon       FICO      Balance       LTV       incld SS.
--------------------------------------------------------------------------------------------------------------------------
Owner Occupied            2,788     $409,130,212       93.04%      7.779%        635     $146,747      81.20%       86.86%
Investor                    165       23,889,975        5.43       7.791         689      144,788      80.56        80.56
Second Home                  39        6,716,283        1.53       8.039         688      172,212      85.49        85.49
--------------------------------------------------------------------------------------------------------------------------
Total:                    2,992     $439,736,470      100.00%      7.784%        638     $146,971      81.23%       86.50%
==========================================================================================================================




                                        Pct.
                         Pct. Full     Owner
    Occupancy               Doc       Occupied
-----------------------------------------------
Owner Occupied               61.19%     100.00%
Investor                     83.20        0.00
Second Home                  68.65        0.00
-----------------------------------------------
Total:                       62.50%      93.04%
===============================================


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     The Mortgage Loans - Group I Collateral

                          Distribution by Property Type

                                                                                                    Weighted
                                                    Pct. Of     Weighted    Weighted                  Avg.
                         Number                     Pool By       Avg.        Avg.        Avg.      Combined    Wt. Avg.
                           of       Principal      Principal     Gross      Current    Principal    Original      CLTV
Property Type            Loans       Balance        Balance      Coupon       FICO      Balance       LTV       incld SS.
--------------------------------------------------------------------------------------------------------------------------
Single Family             2,283     $320,877,470       72.97%      7.834%        635     $140,551      81.55%       86.44%
PUD                         371       64,368,023       14.64       7.604         644      173,499      80.99        87.91
Condo                       218       32,209,369        7.32       7.756         650      147,749      80.72        87.77
2-4 Family                  120       22,281,609        5.07       7.616         649      185,680      78.20        81.32
--------------------------------------------------------------------------------------------------------------------------
Total:                    2,992     $439,736,470      100.00%      7.784%        638     $146,971      81.23%       86.50%
==========================================================================================================================




                                        Pct.
                         Pct. Full     Owner
Property Type               Doc       Occupied
-----------------------------------------------
Single Family                61.15%      95.33%
PUD                          72.10       88.45
Condo                        60.62       86.79
2-4 Family                   56.89       82.40
-----------------------------------------------
Total:                       62.50%      93.04%
===============================================



                              Distribution by State

                                                                                                    Weighted
                                                    Pct. Of     Weighted    Weighted                  Avg.
                         Number                     Pool By       Avg.        Avg.        Avg.      Combined    Wt. Avg.
                           of       Principal      Principal     Gross      Current    Principal    Original      CLTV
 State                   Loans       Balance        Balance      Coupon       FICO      Balance       LTV       incld SS.
--------------------------------------------------------------------------------------------------------------------------
CA                          254      $66,461,070       15.11%      7.187%        647     $261,658      73.45%       75.69%
FL                          256       40,758,300        9.27       7.751         637      159,212      78.94        82.61
MN                          126       21,032,571        4.78       7.530         648      166,925      81.46        89.24
OH                          204       20,828,575        4.74       8.313         623      102,101      88.49        92.35
IL                          127       20,337,316        4.62       8.195         636      160,136      85.67        89.70
OR                           99       18,250,951        4.15       7.211         656      184,353      79.85        88.30
MI                          155       17,313,369        3.94       8.183         640      111,699      87.45        91.26
NC                          137       17,206,095        3.91       8.191         632      125,592      84.74        91.04
GA                          121       16,251,896        3.70       8.078         631      134,313      84.34        93.12
AZ                           82       15,209,063        3.46       7.473         626      185,476      74.96        78.55
Other                     1,431      186,087,263       42.32       7.910         637      130,040      82.67        88.92
--------------------------------------------------------------------------------------------------------------------------
Total:                    2,992     $439,736,470      100.00%      7.784%        638     $146,971      81.23%       86.50%
==========================================================================================================================




                                        Pct.
                         Pct. Full     Owner
 State                      Doc       Occupied
-----------------------------------------------
CA                           54.52%      89.13%
FL                           60.01       88.62
MN                           56.26       94.09
OH                           75.56       94.55
IL                           34.73       98.01
OR                           70.96       94.88
MI                           43.49       96.93
NC                           71.82       93.24
GA                           75.81       93.43
AZ                           65.97       88.66
Other                        66.80       94.34
-----------------------------------------------
Total:                       62.50%      93.04%
===============================================


                               Distribution by Zip


                                                                                                    Weighted
                                                    Pct. Of     Weighted    Weighted                  Avg.
                         Number                     Pool By       Avg.        Avg.        Avg.      Combined    Wt. Avg.
                           of       Principal      Principal     Gross      Current    Principal    Original      CLTV
  Zip                    Loans       Balance        Balance      Coupon       FICO      Balance       LTV       incld SS.
--------------------------------------------------------------------------------------------------------------------------
89110                         7       $1,276,555        0.29%      7.161%        648     $182,365      81.95%       86.33%
90044                         4        1,213,741        0.28       7.430         622      303,435      77.78        80.42
92503                         5        1,213,119        0.28       7.088         633      242,624      78.22        82.08
92243                         5        1,205,391        0.27       7.401         599      241,078      78.35        78.35
32164                         6        1,126,734        0.26       7.562         645      187,789      79.73        82.85
55398                         5        1,110,823        0.25       8.177         669      222,165      91.81        91.81
97701                         5        1,041,951        0.24       7.185         666      208,390      83.64        91.49
84043                         5        1,014,516        0.23       7.608         687      202,903      89.05        96.56
92571                         3          996,000        0.23       7.135         630      332,000      80.00        85.00
92345                         4          960,055        0.22       6.716         676      240,014      82.76        82.76
Other                     2,943      428,577,586       97.46       7.795         638      145,626      81.21        86.52
--------------------------------------------------------------------------------------------------------------------------
Total:                    2,992     $439,736,470      100.00%      7.784%        638     $146,971      81.23%       86.50%
==========================================================================================================================




                                        Pct.
                         Pct. Full     Owner
  Zip                       Doc       Occupied
-----------------------------------------------
89110                        73.93%     100.00%
90044                        56.65      100.00
92503                        76.36       86.95
92243                        50.18      100.00
32164                        20.75      100.00
55398                        43.33       56.67
97701                        69.92      100.00
84043                        69.75      100.00
92571                        69.48      100.00
92345                       100.00      100.00
Other                        62.50       93.01
-----------------------------------------------
Total:                       62.50%      93.04%
===============================================


                  Distribution by Remaining Months to Maturity


                                                                                                    Weighted
                                                    Pct. Of     Weighted    Weighted                  Avg.
 Remaining               Number                     Pool By       Avg.        Avg.        Avg.      Combined    Wt. Avg.
 Months To                 of       Principal      Principal     Gross      Current    Principal    Original      CLTV
  Maturity               Loans       Balance        Balance      Coupon       FICO      Balance       LTV       incld SS.
--------------------------------------------------------------------------------------------------------------------------
1 - 180                      40       $4,025,852        0.92%      7.546%        649     $100,646      74.08%       74.90%
181 - 240                     1          107,833        0.02       8.750         577      107,833      90.00        90.00
241 - 360                 2,950      435,147,953       98.96       7.786         638      147,508      81.30        86.61
421 - 480                     1          454,833        0.10       7.125         654      454,833      82.73        82.73
--------------------------------------------------------------------------------------------------------------------------
Total:                    2,992     $439,736,470      100.00%      7.784%        638     $146,971      81.23%       86.50%
==========================================================================================================================




 Remaining                              Pct.
 Months To               Pct. Full     Owner
  Maturity                  Doc       Occupied
-----------------------------------------------
1 - 180                      79.94%      90.86%
181 - 240                   100.00      100.00
241 - 360                    62.39       93.05
421 - 480                     0.00      100.00
-----------------------------------------------
Total:                       62.50%      93.04%
===============================================


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     The Mortgage Loans - Group I Collateral

                        Distribution by Amortization Type


                                                                                                    Weighted
                                                    Pct. Of     Weighted    Weighted                  Avg.
                         Number                     Pool By       Avg.        Avg.        Avg.      Combined    Wt. Avg.
                           of       Principal      Principal     Gross      Current    Principal    Original      CLTV
    Amortization Type    Loans       Balance        Balance      Coupon       FICO      Balance       LTV       incld SS.
--------------------------------------------------------------------------------------------------------------------------
1 YR ARM                      6         $968,862        0.22%      7.440%        667     $161,477      84.69%       84.69%
15 YR Fixed                  35        3,315,161        0.75       7.415         648       94,719      72.85        73.86
15 YR Fixed IO                4          641,742        0.15       8.233         655      160,436      84.15        84.15
2 YR ARM                    824      103,648,495       23.57       8.032         624      125,787      83.23        85.49
2 YR ARM 40/40                1          454,833        0.10       7.125         654      454,833      82.73        82.73
2 YR ARM Balloon 40/30      397       65,853,799       14.98       7.649         632      165,879      80.81        88.54
2 YR ARM IO                 631      113,704,279       25.86       7.497         651      180,197      79.74        88.54
20 YR Fixed                   1          107,833        0.02       8.750         577      107,833      90.00        90.00
3 YR ARM                    243       33,398,739        7.60       7.849         629      137,443      82.42        84.91
3 YR ARM IO                 194       34,441,354        7.83       7.380         655      177,533      79.06        86.38
30 YR Fixed                 461       49,343,642       11.22       8.377         631      107,036      83.74        85.31
30 YR Fixed IO               68       12,490,029        2.84       8.165         634      183,677      80.49        83.92
5 YR ARM                     14        2,625,802        0.60       7.089         670      187,557      72.89        74.38
5 YR ARM Balloon 40/30       18        2,916,867        0.66       7.713         675      162,048      83.58        89.76
5 YR ARM IO                  37        7,179,671        1.63       6.970         686      194,045      74.67        83.30
6 MO ARM IO                   1          137,000        0.03       7.875         633      137,000      63.72        63.72
Fixed Balloon 30/15           1           68,949        0.02       7.500         641       68,949      38.98        38.98
Fixed Balloon 40/30          56        8,439,413        1.92       8.117         643      150,704      81.29        84.53
--------------------------------------------------------------------------------------------------------------------------
Total:                    2,992     $439,736,470      100.00%      7.784%        638     $146,971      81.23%       86.50%
==========================================================================================================================




                                        Pct.
                         Pct. Full     Owner
    Amortization Type       Doc       Occupied
-----------------------------------------------
1 YR ARM                     53.28%      79.22%
15 YR Fixed                  84.17       95.77
15 YR Fixed IO               55.94       75.22
2 YR ARM                     55.56       92.65
2 YR ARM 40/40                0.00      100.00
2 YR ARM Balloon 40/30       62.09       95.78
2 YR ARM IO                  67.15       91.04
20 YR Fixed                 100.00      100.00
3 YR ARM                     57.85       91.98
3 YR ARM IO                  67.84       94.86
30 YR Fixed                  64.36       95.36
30 YR Fixed IO               76.72       94.42
5 YR ARM                     37.75       94.73
5 YR ARM Balloon 40/30       65.56       86.77
5 YR ARM IO                  70.50       90.49
6 MO ARM IO                   0.00        0.00
Fixed Balloon 30/15         100.00        0.00
Fixed Balloon 40/30          49.32       92.02
-----------------------------------------------
Total:                       62.50%      93.04%
===============================================


                      Distribution by Initial Periodic Cap


                                                                                                    Weighted
                                                    Pct. Of     Weighted    Weighted                  Avg.
Initial                  Number                     Pool By       Avg.        Avg.        Avg.      Combined    Wt. Avg.
Periodic                   of       Principal      Principal     Gross      Current    Principal    Original      CLTV
   Cap                   Loans       Balance        Balance      Coupon       FICO      Balance       LTV       incld SS.
--------------------------------------------------------------------------------------------------------------------------
1.00%                         1         $137,000        0.03%      7.875%        633     $137,000      63.72%       63.72%
2.00%                         6          968,862        0.22       7.440         667      161,477      84.69        84.69
3.00%                     2,359      364,223,838       82.83       7.686         639      154,398      80.99        86.93
N/A                         626       74,406,770       16.92       8.267         634      118,861      82.40        84.43
--------------------------------------------------------------------------------------------------------------------------
Total:                    2,992     $439,736,470      100.00%      7.784%        638     $146,971      81.23%       86.50%
==========================================================================================================================




Initial                                 Pct.
Periodic                 Pct. Full     Owner
   Cap                      Doc       Occupied
-----------------------------------------------
1.00%                         0.00%       0.00%
2.00%                        53.28       79.22
3.00%                        61.91       92.80
N/A                          65.62       94.59
-----------------------------------------------
Total:                       62.50%      93.04%
===============================================


                          Distribution by Periodic Cap


                                                                                                    Weighted
                                                    Pct. Of     Weighted    Weighted                  Avg.
                         Number                     Pool By       Avg.        Avg.        Avg.      Combined    Wt. Avg.
Periodic                   of       Principal      Principal     Gross      Current    Principal    Original      CLTV
   Cap                   Loans       Balance        Balance      Coupon       FICO      Balance       LTV       incld SS.
--------------------------------------------------------------------------------------------------------------------------
1.00%                     2,366     $365,329,701       83.08%      7.685%        639     $154,408      81.00%       86.92%
N/A                         626       74,406,770       16.92       8.267         634      118,861      82.40        84.43
--------------------------------------------------------------------------------------------------------------------------
Total:                    2,992     $439,736,470      100.00%      7.784%        638     $146,971      81.23%       86.50%
==========================================================================================================================




                                        Pct.
Periodic                 Pct. Full     Owner
   Cap                      Doc       Occupied
-----------------------------------------------
1.00%                        61.86%      92.72%
N/A                          65.62       94.59
-----------------------------------------------
Total:                       62.50%      93.04%
===============================================


                      Distribution by Months to Rate Reset


                                                                                                    Weighted
                                                    Pct. Of     Weighted    Weighted                  Avg.
                         Number                     Pool By       Avg.        Avg.        Avg.      Combined    Wt. Avg.
 Months To                 of       Principal      Principal     Gross      Current    Principal    Original      CLTV
 Rate Reset              Loans       Balance        Balance      Coupon       FICO      Balance       LTV       incld SS.
--------------------------------------------------------------------------------------------------------------------------
1 - 12                        7       $1,105,862        0.25%      7.494%        663     $157,980      82.10%       82.10%
13 - 24                   1,852      283,500,128       64.47       7.727         637      153,078      81.27        87.42
25 - 36                     438       68,001,371       15.46       7.612         642      155,254      80.72        85.65
49 & Above                   69       12,722,340        2.89       7.165         680      184,382      76.34        82.94
N/A                         626       74,406,770       16.92       8.267         634      118,861      82.40        84.43
--------------------------------------------------------------------------------------------------------------------------
Total:                    2,992     $439,736,470      100.00%      7.784%        638     $146,971      81.23%       86.50%
==========================================================================================================================



                                        Pct.
 Months To               Pct. Full     Owner
 Rate Reset                 Doc       Occupied
-----------------------------------------------
1 - 12                       46.68%      69.41%
13 - 24                      61.67       92.74
25 - 36                      62.77       93.46
49 & Above                   62.61       90.51
N/A                          65.62       94.59
-----------------------------------------------
Total:                       62.50%      93.04%
===============================================


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     The Mortgage Loans - Group I Collateral

                        Distribution by Life Maximum Rate


                                                                                                    Weighted
                                                    Pct. Of     Weighted    Weighted                  Avg.
                         Number                     Pool By       Avg.        Avg.        Avg.      Combined    Wt. Avg.
                           of       Principal      Principal     Gross      Current    Principal    Original      CLTV
Life Maximum Rate        Loans       Balance        Balance      Coupon       FICO      Balance       LTV       incld SS.
--------------------------------------------------------------------------------------------------------------------------
11.99% & Below               36       $7,169,312        1.63%      5.819%        695     $199,148      70.83%       76.69%
12.00 - 12.49%               65       12,451,597        2.83       6.295         685      191,563      74.44        80.82
12.50 - 12.99%              346       62,773,650       14.28       6.763         663      181,427      75.96        83.96
13.00 - 13.49%              355       64,215,732       14.60       7.228         648      180,889      77.49        84.18
13.50 - 13.99%              726      112,580,620       25.60       7.729         631      155,070      79.88        86.57
14.00 - 14.49%              406       60,249,281       13.70       8.195         624      148,397      83.66        89.26
14.50 - 14.99%                3          262,005        0.06       8.615         612       87,335      87.86        97.38
15.00 - 15.49%              207       23,300,346        5.30       9.187         624      112,562      94.82        95.24
15.50 - 15.99%              170       17,488,597        3.98       9.671         609      102,874      96.32        96.68
16.00% & Above               52        4,838,560        1.10      10.242         593       93,049      95.30        95.50
N/A                         626       74,406,770       16.92       8.267         634      118,861      82.40        84.43
--------------------------------------------------------------------------------------------------------------------------
Total:                    2,992     $439,736,470      100.00%      7.784%        638     $146,971      81.23%       86.50%
==========================================================================================================================




                                        Pct.
                         Pct. Full     Owner
Life Maximum Rate           Doc       Occupied
-----------------------------------------------
11.99% & Below               66.85%      97.56%
12.00 - 12.49%               53.78       94.08
12.50 - 12.99%               70.75       93.35
13.00 - 13.49%               58.31       93.86
13.50 - 13.99%               55.61       93.31
14.00 - 14.49%               64.62       88.17
14.50 - 14.99%              100.00       86.88
15.00 - 15.49%               64.00       91.28
15.50 - 15.99%               71.24       96.12
16.00% & Above               71.96       97.04
N/A                          65.62       94.59
-----------------------------------------------
Total:                       62.50%      93.04%
===============================================


                             Distribution by Margin



                                                                                                    Weighted
                                                    Pct. Of     Weighted    Weighted                  Avg.
                         Number                     Pool By       Avg.        Avg.        Avg.      Combined    Wt. Avg.
                           of       Principal      Principal     Gross      Current    Principal    Original      CLTV
     Margin              Loans       Balance        Balance      Coupon       FICO      Balance       LTV       incld SS.
--------------------------------------------------------------------------------------------------------------------------
4.99% & Below                 1         $137,000        0.03%      7.875%        633     $137,000      63.72%       63.72%
5.00 - 5.49%                878      156,423,664       35.57       7.086         641      178,159      75.18        83.42
5.50 - 5.99%                669      105,616,238       24.02       7.741         634      157,872      79.96        86.02
6.00 - 6.49%                461       64,177,552       14.59       8.141         645      139,214      87.95        91.20
6.50 - 6.99%                203       24,015,502        5.46       8.928         639      118,303      94.44        95.49
7.00 - 7.49%                130       13,197,152        3.00       9.552         629      101,517      97.71        97.79
7.50 - 7.99%                 22        1,593,133        0.36       9.959         629       72,415      98.88        98.88
8.00 - 8.49%                  2          169,459        0.04      10.220         621       84,730     100.00       100.00
N/A                         626       74,406,770       16.92       8.267         634      118,861      82.40        84.43
--------------------------------------------------------------------------------------------------------------------------
Total:                    2,992     $439,736,470      100.00%      7.784%        638     $146,971      81.23%       86.50%
==========================================================================================================================




                                        Pct.
                           Pct.        Owner
     Margin              Full Doc     Occupied
-----------------------------------------------
4.99% & Below                 0.00%       0.00%
5.00 - 5.49%                 61.83       93.51
5.50 - 5.99%                 61.27       92.98
6.00 - 6.49%                 63.22       90.49
6.50 - 6.99%                 57.44       90.35
7.00 - 7.49%                 68.06       96.90
7.50 - 7.99%                 66.23       97.14
8.00 - 8.49%                100.00      100.00
N/A                          65.62       94.59
-----------------------------------------------
Total:                       62.50%      93.04%
===============================================


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                    The Mortgage Loans - Group II Collateral


Selected Mortgage Loan Data(1)
------------------------------

Scheduled Principal Balance:                                     $1,094,187,029
Number of Mortgage Loans:                                                 4,414
Average Scheduled Principal Balance:                                   $247,890
Weighted Average Gross Coupon:                                            7.765%
Weighted Average Net Coupon: (2)                                          7.255%
Weighted Average Current FICO Score:                                        658
Weighted Average Original LTV Ratio:                                      83.26%
Weighted Average Combined Original LTV Ratio:                             83.26%
Weighted Average Stated Remaining Term (months):                            358
Weighted Average Seasoning (months):                                          1
Weighted Average Months to Roll: (3)                                         25
Weighted Average Gross Margin: (3)                                         5.59%
Weighted Average Initial Rate Cap: (3)                                     2.99%
Weighted Average Periodic Rate Cap: (3)                                    1.00%
Weighted Average Gross Maximum Lifetime Rate: (3)                         13.76%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.

(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage loan pool.


                    Distribution by Current Principal Balance

                                                                                                    Weighted
                                                    Pct. Of     Weighted    Weighted                  Avg.
                         Number                     Pool By       Avg.        Avg.        Avg.      Combined    Wt. Avg.
  Current Principal        of       Principal      Principal     Gross      Current    Principal    Original      CLTV
       Balance           Loans       Balance        Balance      Coupon       FICO      Balance       LTV       incld SS.
--------------------------------------------------------------------------------------------------------------------------
$50,000 & Below             191       $7,770,062        0.71%      8.678%        625      $40,681      84.27%       86.00%
$50,001 - $75,000           406       25,922,170        2.37       8.537         625       63,848      86.16        89.58
$75,001 - $100,000          416       36,251,131        3.31       8.403         622       87,142      85.92        89.30
$100,001 - $125,000         421       47,396,705        4.33       8.274         628      112,581      86.47        91.28
$125,001 - $150,000         370       50,784,620        4.64       8.242         631      137,256      86.05        91.48
$150,001 - $200,000         623      108,389,856        9.91       8.118         638      173,981      84.64        91.37
$200,001 - $250,000         420       93,405,664        8.54       7.965         648      222,394      83.69        93.11
$250,001 - $300,000         325       89,330,990        8.16       7.813         656      274,865      83.40        94.95
$300,001 - $350,000         232       75,443,948        6.89       7.702         664      325,189      83.09        95.77
$350,001 - $400,000         185       69,405,619        6.34       7.718         665      375,166      83.31        96.02
$400,001 & Above            825      490,086,263       44.79       7.457         674      594,044      81.91        92.68
--------------------------------------------------------------------------------------------------------------------------
Total:                    4,414   $1,094,187,029      100.00%      7.765%        658     $247,890      83.26%       92.85%
==========================================================================================================================




                                        Pct.
  Current Principal        Pct.        Owner
       Balance           Full Doc     Occupied
-----------------------------------------------
$50,000 & Below              86.08%      83.98%
$50,001 - $75,000            78.16       94.14
$75,001 - $100,000           68.55       96.92
$100,001 - $125,000          66.90       96.54
$125,001 - $150,000          64.18       94.26
$150,001 - $200,000          58.75       94.85
$200,001 - $250,000          48.96       98.06
$250,001 - $300,000          43.17       97.87
$300,001 - $350,000          40.46       97.43
$350,001 - $400,000          41.77       97.34
$400,001 & Above             51.02       98.35
-----------------------------------------------
Total:                       52.43%      97.29%
===============================================


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                    The Mortgage Loans - Group II Collateral


                          Distribution by Current Rate


                                                                                                    Weighted
                                                    Pct. Of     Weighted    Weighted                  Avg.
                         Number                     Pool By       Avg.        Avg.        Avg.      Combined    Wt. Avg.
                           of       Principal      Principal     Gross      Current    Principal    Original      CLTV
  Current Rate           Loans       Balance        Balance      Coupon       FICO      Balance       LTV       incld SS.
--------------------------------------------------------------------------------------------------------------------------
4.99% & Below                 1         $764,000        0.07%      4.625%        707     $764,000      76.40%       76.40%
5.00 - 5.49%                  2          348,189        0.03       5.283         684      174,095      73.20        85.82
5.50 - 5.99%                 93       27,500,485        2.51       5.837         717      295,704      70.35        77.24
6.00 - 6.49%                114       43,922,363        4.01       6.279         699      385,284      77.91        91.38
6.50 - 6.99%                509      196,538,242       17.96       6.769         683      386,126      78.71        92.31
7.00 - 7.49%                465      149,330,346       13.65       7.243         665      321,141      79.59        93.45
7.50 - 7.99%                905      257,249,501       23.51       7.722         659      284,254      81.22        93.56
8.00 - 8.49%                531      119,776,168       10.95       8.216         644      225,567      83.85        93.17
8.50 - 8.99%              1,180      203,504,275       18.60       8.713         635      172,461      89.86        92.86
9.00% & Above               614       95,253,459        8.71       9.446         621      155,136      95.41        96.00
--------------------------------------------------------------------------------------------------------------------------
Total:                    4,414   $1,094,187,029      100.00%      7.765%        658     $247,890      83.26%       92.85%
==========================================================================================================================




                                        Pct.
                         Pct. Full     Owner
  Current Rate              Doc       Occupied
-----------------------------------------------
4.99% & Below                 0.00%     100.00%
5.00 - 5.49%                100.00      100.00
5.50 - 5.99%                 70.80       97.94
6.00 - 6.49%                 90.39       98.53
6.50 - 6.99%                 63.78       99.59
7.00 - 7.49%                 47.68       98.39
7.50 - 7.99%                 46.72       98.80
8.00 - 8.49%                 42.02       96.19
8.50 - 8.99%                 47.41       92.55
9.00% & Above                53.07       97.47
-----------------------------------------------
Total:                       52.43%      97.29%
===============================================



                          Distribution by Credit Score



                                                                                                    Weighted
                                                    Pct. Of     Weighted    Weighted                  Avg.
                         Number                     Pool By       Avg.        Avg.        Avg.      Combined    Wt. Avg.
                           of       Principal      Principal     Gross      Current    Principal    Original      CLTV
Credit Score             Loans       Balance        Balance      Coupon       FICO      Balance       LTV       incld SS.
--------------------------------------------------------------------------------------------------------------------------
740 & Above                 219      $78,814,350        7.20%      7.162%        763     $359,883      80.67%       91.84%
720 - 739                   158       61,391,099        5.61       7.198         729      388,551      81.60        95.14
700 - 719                   265       87,161,465        7.97       7.196         709      328,911      82.23        94.53
680 - 699                   398      123,842,096       11.32       7.481         689      311,161      83.19        95.35
660 - 679                   550      167,644,836       15.32       7.592         669      304,809      83.49        94.73
640 - 659                   729      193,589,265       17.69       7.798         649      265,555      83.72        94.41
620 - 639                   573      126,385,432       11.55       8.170         629      220,568      85.98        93.31
600 - 619                   586      111,126,654       10.16       8.131         609      189,636      84.27        91.07
580 - 599                   484       73,806,133        6.75       8.388         589      152,492      84.66        91.73
560 - 579                   268       42,094,424        3.85       8.439         569      157,069      80.59        81.06
540 - 559                   184       28,331,275        2.59       8.610         549      153,974      77.48        78.20
--------------------------------------------------------------------------------------------------------------------------
Total:                    4,414   $1,094,187,029      100.00%      7.765%        658     $247,890      83.26%       92.85%
==========================================================================================================================




                                        Pct.
                         Pct. Full     Owner
Credit Score                Doc       Occupied
-----------------------------------------------
740 & Above                  45.13%      91.29%
720 - 739                    38.50       94.60
700 - 719                    42.42       94.86
680 - 699                    39.45       97.85
660 - 679                    39.58       97.45
640 - 659                    41.16       98.09
620 - 639                    66.73       98.36
600 - 619                    75.13       98.91
580 - 599                    83.52       99.31
560 - 579                    73.84       98.67
540 - 559                    77.71      100.00
-----------------------------------------------
Total:                       52.43%      97.29%
===============================================


                              Distribution by Lien


                                                                                                    Weighted
                                                    Pct. Of     Weighted    Weighted                  Avg.
                         Number                     Pool By       Avg.        Avg.        Avg.      Combined    Wt. Avg.
                           of       Principal      Principal     Gross      Current    Principal    Original      CLTV
 Lien                    Loans       Balance        Balance      Coupon       FICO      Balance       LTV       incld SS.
--------------------------------------------------------------------------------------------------------------------------
1                         4,414   $1,094,187,029      100.00%      7.765%        658     $247,890      83.26%       92.85%
--------------------------------------------------------------------------------------------------------------------------
Total:                    4,414   $1,094,187,029      100.00%      7.765%        658     $247,890      83.26%       92.85%
==========================================================================================================================




                                        Pct.
                         Pct. Full     Owner
 Lien                       Doc       Occupied
-----------------------------------------------
1                            52.43%      97.29%
-----------------------------------------------
Total:                       52.43%      97.29%
===============================================


                      Distribution by Combined Original LTV


                                                                                                    Weighted
                                                    Pct. Of     Weighted    Weighted                  Avg.
                         Number                     Pool By       Avg.        Avg.        Avg.      Combined    Wt. Avg.
    Combined               of       Principal      Principal     Gross      Current    Principal    Original      CLTV
  Original LTV           Loans       Balance        Balance      Coupon       FICO      Balance       LTV       incld SS.
--------------------------------------------------------------------------------------------------------------------------
60.00% & Below              168      $28,541,531        2.61%      7.091%        654     $169,890      51.15%       53.89%
60.01 - 70.00%              142       36,747,740        3.36       7.192         658      258,787      66.42        69.29
70.01 - 80.00%            2,256      671,341,920       61.36       7.396         665      297,581      79.55        94.87
80.01 - 85.00%              202       41,417,422        3.79       8.174         611      205,037      84.35        84.84
85.01 - 90.00%              448       98,255,736        8.98       8.418         637      219,321      89.69        89.69
90.01 - 95.00%              281       54,060,872        4.94       8.257         658      192,387      94.68        94.68
95.01 - 100.00%             917      163,821,808       14.97       8.869         656      178,650      99.95        99.95
--------------------------------------------------------------------------------------------------------------------------
Total:                    4,414   $1,094,187,029      100.00%      7.765%        658     $247,890      83.26%       92.85%
==========================================================================================================================




                                        Pct.
    Combined             Pct. Full     Owner
  Original LTV              Doc       Occupied
-----------------------------------------------
60.00% & Below               64.84%      96.92%
60.01 - 70.00%               51.31       93.77
70.01 - 80.00%               54.73       98.97
80.01 - 85.00%               56.35       95.82
85.01 - 90.00%               52.28       89.70
90.01 - 95.00%               47.18       89.09
95.01 - 100.00%              41.91       98.90
-----------------------------------------------
Total:                       52.43%      97.29%
===============================================


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                    The Mortgage Loans - Group II Collateral

                          Distribution by Original LTV


                                                                                                    Weighted
                                                    Pct. Of     Weighted    Weighted                  Avg.
                         Number                     Pool By       Avg.        Avg.        Avg.      Combined    Wt. Avg.
                           of       Principal      Principal     Gross      Current    Principal    Original      CLTV
  Original LTV           Loans       Balance        Balance      Coupon       FICO      Balance       LTV       incld SS.
--------------------------------------------------------------------------------------------------------------------------
60.00% & Below              168      $28,541,531        2.61%      7.091%        654     $169,890      51.15%       53.89%
60.01 - 70.00%              142       36,747,740        3.36       7.192         658      258,787      66.42        69.29
70.01 - 80.00%            2,256      671,341,920       61.36       7.396         665      297,581      79.55        94.87
80.01 - 85.00%              202       41,417,422        3.79       8.174         611      205,037      84.35        84.84
85.01 - 90.00%              448       98,255,736        8.98       8.418         637      219,321      89.69        89.69
90.01 - 95.00%              281       54,060,872        4.94       8.257         658      192,387      94.68        94.68
95.01 - 100.00%             917      163,821,808       14.97       8.869         656      178,650      99.95        99.95
--------------------------------------------------------------------------------------------------------------------------
Total:                    4,414   $1,094,187,029      100.00%      7.765%        658     $247,890      83.26%       92.85%
==========================================================================================================================




                                        Pct.
                         Pct. Full     Owner
  Original LTV              Doc       Occupied
-----------------------------------------------
60.00% & Below               64.84%      96.92%
60.01 - 70.00%               51.31       93.77
70.01 - 80.00%               54.73       98.97
80.01 - 85.00%               56.35       95.82
85.01 - 90.00%               52.28       89.70
90.01 - 95.00%               47.18       89.09
95.01 - 100.00%              41.91       98.90
-----------------------------------------------
Total:                       52.43%      97.29%
===============================================


                          Distribution by Documentation


                                                                                                    Weighted
                                                    Pct. Of     Weighted    Weighted                  Avg.
                         Number                     Pool By       Avg.        Avg.        Avg.      Combined    Wt. Avg.
                           of       Principal      Principal     Gross      Current    Principal    Original      CLTV
  Documentation          Loans       Balance        Balance      Coupon       FICO      Balance       LTV       incld SS.
--------------------------------------------------------------------------------------------------------------------------
Full                      2,570     $573,637,029       52.43%      7.644%        645     $223,205      82.37%       92.41%
Stated                    1,844      520,550,000       47.57       7.899         672      282,294      84.25        93.34
--------------------------------------------------------------------------------------------------------------------------
Total:                    4,414   $1,094,187,029      100.00%      7.765%        658     $247,890      83.26%       92.85%
==========================================================================================================================




                                        Pct.
                         Pct. Full     Owner
  Documentation             Doc       Occupied
-----------------------------------------------
Full                        100.00%      95.81%
Stated                        0.00       98.92
-----------------------------------------------
Total:                       52.43%      97.29%
===============================================


                             Distribution by Purpose


                                                                                                    Weighted
                                                    Pct. Of     Weighted    Weighted                  Avg.
                         Number                     Pool By       Avg.        Avg.        Avg.      Combined    Wt. Avg.
                           of       Principal      Principal     Gross      Current    Principal    Original      CLTV
    Purpose              Loans       Balance        Balance      Coupon       FICO      Balance       LTV       incld SS.
--------------------------------------------------------------------------------------------------------------------------
Purchase                  2,967     $771,443,675       70.50%      7.762%        667     $260,008      84.28%       97.06%
Cashout Refi              1,288      292,327,030       26.72       7.803         635      226,962      81.20        82.98
Rate/Term Refi              159       30,416,325        2.78       7.493         660      191,298      77.35        80.96
--------------------------------------------------------------------------------------------------------------------------
Total:                    4,414   $1,094,187,029      100.00%      7.765%        658     $247,890      83.26%       92.85%
==========================================================================================================================




                                        Pct.
                           Pct.        Owner
    Purpose              Full Doc     Occupied
-----------------------------------------------
Purchase                     52.93%      97.15%
Cashout Refi                 49.26       97.87
Rate/Term Refi               70.19       95.33
-----------------------------------------------
Total:                       52.43%      97.29%
===============================================


                            Distribution by Occupancy


                                                                                                    Weighted
                                                    Pct. Of     Weighted    Weighted                  Avg.
                         Number                     Pool By       Avg.        Avg.        Avg.      Combined    Wt. Avg.
                           of       Principal      Principal     Gross      Current    Principal    Original      CLTV
    Occupancy            Loans       Balance        Balance      Coupon       FICO      Balance       LTV       incld SS.
--------------------------------------------------------------------------------------------------------------------------
Owner Occupied            4,235   $1,064,559,411       97.29%      7.751%        657     $251,372      83.20%       93.03%
Investor                    144       22,219,536        2.03       8.319         692      154,302      84.65        85.75
Second Home                  35        7,408,082        0.68       8.232         700      211,659      88.50        88.50
--------------------------------------------------------------------------------------------------------------------------
Total:                    4,414   $1,094,187,029      100.00%      7.765%        658     $247,890      83.26%       92.85%
==========================================================================================================================




                                        Pct.
                           Pct.        Owner
    Occupancy            Full Doc     Occupied
-----------------------------------------------
Owner Occupied               51.63%     100.00%
Investor                     88.08        0.00
Second Home                  59.98        0.00
-----------------------------------------------
Total:                       52.43%      97.29%
===============================================


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                    The Mortgage Loans - Group II Collateral

                          Distribution by Property Type



                                                                                                    Weighted
                                                    Pct. Of     Weighted    Weighted                  Avg.
                         Number                     Pool By       Avg.        Avg.        Avg.      Combined    Wt. Avg.
                           of       Principal      Principal     Gross      Current    Principal    Original      CLTV
Property Type            Loans       Balance        Balance      Coupon       FICO      Balance       LTV       incld SS.
--------------------------------------------------------------------------------------------------------------------------
Single Family             3,202     $727,519,373       66.49%      7.805%        655     $227,208      83.57%       92.05%
PUD                         713      231,847,609       21.19       7.683         661      325,172      82.64        94.22
Condo                       324       81,862,551        7.48       7.727         667      252,662      82.30        95.16
2-4 Family                  175       52,957,496        4.84       7.643         675      302,614      83.35        94.22
--------------------------------------------------------------------------------------------------------------------------
Total:                    4,414   $1,094,187,029      100.00%      7.765%        658     $247,890      83.26%       92.85%
==========================================================================================================================




                                        Pct.
                         Pct. Full     Owner
Property Type               Doc       Occupied
-----------------------------------------------
Single Family                51.08%      97.71%
PUD                          58.62       97.54
Condo                        52.58       96.50
2-4 Family                   43.54       91.64
-----------------------------------------------
Total:                       52.43%      97.29%
===============================================




                              Distribution by State


                                                                                                    Weighted
                                                    Pct. Of     Weighted    Weighted                  Avg.
                         Number                     Pool By       Avg.        Avg.        Avg.      Combined    Wt. Avg.
                           of       Principal      Principal     Gross      Current    Principal    Original      CLTV
State                    Loans       Balance        Balance      Coupon       FICO      Balance       LTV       incld SS.
--------------------------------------------------------------------------------------------------------------------------
CA                          999     $441,369,454       40.34%      7.384%        674     $441,811      80.55%       93.45%
FL                          376       84,981,855        7.77       7.922         652      226,016      81.45        90.84
NY                          272       60,010,329        5.48       7.755         666      220,626      84.81        93.09
TX                          246       32,203,163        2.94       8.181         643      130,907      85.62        90.46
GA                          150       30,516,511        2.79       8.117         644      203,443      85.54        95.63
NJ                           95       29,105,231        2.66       7.978         658      306,371      85.16        90.31
IL                          167       28,610,232        2.61       8.234         642      171,319      87.00        90.41
OH                          216       28,570,934        2.61       8.374         640      132,273      91.57        95.26
MD                           82       27,415,506        2.51       7.797         652      334,335      82.55        92.82
MI                          177       26,820,138        2.45       8.206         645      151,526      87.81        92.81
Other                     1,634      304,583,676       27.84       8.034         643      186,404      85.27        92.72
--------------------------------------------------------------------------------------------------------------------------
Total:                    4,414   $1,094,187,029      100.00%      7.765%        658     $247,890      83.26%       92.85%
==========================================================================================================================




                                        Pct.
                         Pct. Full     Owner
State                       Doc       Occupied
-----------------------------------------------
CA                           48.36%      97.96%
FL                           52.18       94.85
NY                           40.76       97.73
TX                           56.92       96.96
GA                           55.79       97.04
NJ                           41.32       93.14
IL                           50.69       95.59
OH                           61.74       99.12
MD                           59.93       99.52
MI                           47.82       97.01
Other                        59.95       97.18
-----------------------------------------------
Total:                       52.43%      97.29%
===============================================



                               Distribution by Zip



                                                                                                    Weighted
                                                    Pct. Of     Weighted    Weighted                  Avg.
                         Number                     Pool By       Avg.        Avg.        Avg.      Combined    Wt. Avg.
                           of       Principal      Principal     Gross      Current    Principal    Original      CLTV
 Zip                     Loans       Balance        Balance      Coupon       FICO      Balance       LTV       incld SS.
--------------------------------------------------------------------------------------------------------------------------
94513                         7       $4,587,240        0.42%      7.622%        656     $655,320      83.24%       86.50%
93536                        14        4,549,821        0.42       7.881         663      324,987      82.01        96.83
95037                         7        4,484,232        0.41       6.917         705      640,605      80.00        97.55
92057                         8        4,382,850        0.40       6.902         693      547,856      84.70        96.29
92336                        11        4,260,714        0.39       7.331         668      387,338      80.27        91.74
94544                         9        3,752,960        0.34       7.443         690      416,996      80.91        94.64
90019                         5        3,731,200        0.34       6.591         687      746,240      79.18        93.92
94587                         5        3,619,549        0.33       7.360         689      723,910      80.00        98.01
92677                         5        3,592,950        0.33       7.147         679      718,590      78.07        94.85
92673                         4        3,430,539        0.31       7.323         680      857,635      81.87        98.12
Other                     4,339    1,053,794,975       96.31       7.785         657      242,866      83.35        92.78
--------------------------------------------------------------------------------------------------------------------------
Total:                    4,414   $1,094,187,029      100.00%      7.765%        658     $247,890      83.26%       92.85%
==========================================================================================================================




                                        Pct.
                         Pct. Full     Owner
 Zip                        Doc       Occupied
-----------------------------------------------
94513                        30.08%     100.00%
93536                        21.05      100.00
95037                        77.56      100.00
92057                        40.37      100.00
92336                        34.41      100.00
94544                        31.04      100.00
90019                        56.82      100.00
94587                        83.75      100.00
92677                        90.65      100.00
92673                        59.92      100.00
Other                        52.47       97.19
-----------------------------------------------
Total:                       52.43%      97.29%
===============================================




                  Distribution by Remaining Months to Maturity



                                                                                                    Weighted
                                                    Pct. Of     Weighted    Weighted                  Avg.
 Remaining               Number                     Pool By       Avg.        Avg.        Avg.      Combined    Wt. Avg.
 Months To                 of       Principal      Principal     Gross      Current    Principal    Original      CLTV
  Maturity               Loans       Balance        Balance      Coupon       FICO      Balance       LTV       incld SS.
--------------------------------------------------------------------------------------------------------------------------
1 - 180                      54       $4,495,352        0.41%      7.560%        647      $83,247      75.30%       75.30%
181 - 240                     3          270,768        0.02       7.878         625       90,256      71.27        71.27
241 - 360                 4,357    1,089,420,909       99.56       7.766         658      250,039      83.30        92.93
--------------------------------------------------------------------------------------------------------------------------
Total:                    4,414   $1,094,187,029      100.00%      7.765%        658     $247,890      83.26%       92.85%
==========================================================================================================================




 Remaining                              Pct.
 Months To               Pct. Full     Owner
  Maturity                  Doc       Occupied
-----------------------------------------------
1 - 180                      59.65%      96.60%
181 - 240                   100.00      100.00
241 - 360                    52.38       97.29
-----------------------------------------------
Total:                       52.43%      97.29%
===============================================


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                    The Mortgage Loans - Group II Collateral

                        Distribution by Amortization Type


                                                                                                    Weighted
                                                    Pct. Of     Weighted    Weighted                  Avg.
                         Number                     Pool By       Avg.        Avg.        Avg.      Combined    Wt. Avg.
                           of       Principal      Principal     Gross      Current    Principal    Original      CLTV
    Amortization Type    Loans       Balance        Balance      Coupon       FICO      Balance       LTV       incld SS.
--------------------------------------------------------------------------------------------------------------------------
1 YR ARM                     10       $2,825,053        0.26%      8.265%        687     $282,505      90.29%       91.93%
15 YR Fixed                  53        4,341,352        0.40       7.482         649       81,912      74.42        74.42
15 YR Fixed IO                1          154,000        0.01       9.750         581      154,000     100.00       100.00
2 YR ARM                  1,055      170,753,713       15.61       8.363         629      161,852      87.67        91.35
2 YR ARM Balloon 40/30      350       98,627,021        9.01       7.815         649      281,791      84.57        94.11
2 YR ARM IO               1,407      511,181,242       46.72       7.596         670      363,313      82.31        95.61
20 YR Fixed                   3          270,768        0.02       7.878         625       90,256      71.27        71.27
3 YR ARM                    291       50,960,225        4.66       8.176         640      175,121      88.27        91.66
3 YR ARM IO                 300       89,905,917        8.22       7.409         668      299,686      81.96        94.45
30 YR Fixed                 732      107,407,586        9.82       7.742         654      146,732      79.96        82.73
30 YR Fixed IO               66       15,156,075        1.39       8.174         646      229,638      83.56        91.28
5 YR ARM                     16        3,733,386        0.34       7.243         648      233,337      75.43        80.02
5 YR ARM Balloon 40/30       11        2,777,886        0.25       8.093         646      252,535      83.67        87.17
5 YR ARM IO                  60       21,383,423        1.95       7.212         678      356,390      78.94        92.45
6 MO ARM                      2        1,181,159        0.11       7.734         606      590,580      74.09        74.09
6 MO ARM IO                   4        1,306,200        0.12       8.018         621      326,550      78.63        82.90
Fixed Balloon 40/30          53       12,222,024        1.12       7.708         657      230,604      81.37        88.38
--------------------------------------------------------------------------------------------------------------------------
Total:                    4,414   $1,094,187,029      100.00%      7.765%        658     $247,890      83.26%       92.85%
==========================================================================================================================




                                        Pct.
                         Pct. Full     Owner
    Amortization Type       Doc       Occupied
-----------------------------------------------
1 YR ARM                     41.49%      98.82%
15 YR Fixed                  58.22       96.48
15 YR Fixed IO              100.00      100.00
2 YR ARM                     53.73       96.88
2 YR ARM Balloon 40/30       44.39       97.15
2 YR ARM IO                  48.24       97.63
20 YR Fixed                 100.00      100.00
3 YR ARM                     53.57       95.16
3 YR ARM IO                  56.45       97.37
30 YR Fixed                  64.76       95.99
30 YR Fixed IO               80.01      100.00
5 YR ARM                     53.52       98.72
5 YR ARM Balloon 40/30       34.51      100.00
5 YR ARM IO                  73.83      100.00
6 MO ARM                      0.00      100.00
6 MO ARM IO                  40.35      100.00
Fixed Balloon 40/30          68.54      100.00
-----------------------------------------------
Total:                       52.43%      97.29%
===============================================



                      Distribution by Initial Periodic Cap


                                                                                                    Weighted
                                                    Pct. Of     Weighted    Weighted                  Avg.
Initial                  Number                     Pool By       Avg.        Avg.        Avg.      Combined    Wt. Avg.
Periodic                   of       Principal      Principal     Gross      Current    Principal    Original      CLTV
   Cap                   Loans       Balance        Balance      Coupon       FICO      Balance       LTV       incld SS.
--------------------------------------------------------------------------------------------------------------------------
1.00%                         6       $2,487,359        0.23%      7.883%        614     $414,560      76.47%       78.72%
2.00%                        10        2,825,053        0.26       8.265         687      282,505      90.29        91.93
3.00%                     3,490      949,322,812       86.76       7.761         659      272,012      83.70        94.21
N/A                         908      139,551,805       12.75       7.780         653      153,691      80.31        83.89
--------------------------------------------------------------------------------------------------------------------------
Total:                    4,414   $1,094,187,029      100.00%      7.765%        658     $247,890      83.26%       92.85%
==========================================================================================================================




Initial                                 Pct.
Periodic                   Pct.        Owner
   Cap                   Full Doc     Occupied
-----------------------------------------------
1.00%                        21.19%     100.00%
2.00%                        41.49       98.82
3.00%                        50.45       97.35
N/A                          66.65       96.80
-----------------------------------------------
Total:                       52.43%      97.29%
===============================================



                          Distribution by Periodic Cap


                                                                                                    Weighted
                                                    Pct. Of     Weighted    Weighted                  Avg.
                         Number                     Pool By       Avg.        Avg.        Avg.      Combined    Wt. Avg.
Periodic                   of       Principal      Principal     Gross      Current    Principal    Original      CLTV
   Cap                   Loans       Balance        Balance      Coupon       FICO      Balance       LTV       incld SS.
--------------------------------------------------------------------------------------------------------------------------
1.00%                     3,506     $954,635,224       87.25%      7.763%        659     $272,286      83.70%       94.16%
N/A                         908      139,551,805       12.75       7.780         653      153,691      80.31        83.89
--------------------------------------------------------------------------------------------------------------------------
Total:                    4,414   $1,094,187,029      100.00%      7.765%        658     $247,890      83.26%       92.85%
==========================================================================================================================




                                        Pct.
Periodic                 Pct. Full     Owner
   Cap                      Doc       Occupied
-----------------------------------------------
1.00%                        50.35%      97.36%
N/A                          66.65       96.80
-----------------------------------------------
Total:                       52.43%      97.29%
===============================================


                      Distribution by Months to Rate Reset


                                                                                                    Weighted
                                                    Pct. Of     Weighted    Weighted                  Avg.
                         Number                     Pool By       Avg.        Avg.        Avg.      Combined    Wt. Avg.
 Months To                 of       Principal      Principal     Gross      Current    Principal    Original      CLTV
 Rate Reset              Loans       Balance        Balance      Coupon       FICO      Balance       LTV       incld SS.
--------------------------------------------------------------------------------------------------------------------------
1 - 12                       16       $5,312,412        0.49%      8.086%        653     $332,026      83.82%       85.74%
13 - 24                   2,810      779,740,449       71.26       7.791         658      277,488      83.76        94.48
25 - 36                     593      141,687,668       12.95       7.688         658      238,934      84.26        93.48
49 & Above                   87       27,894,695        2.55       7.304         671      320,629      78.94        90.26
N/A                         908      139,551,805       12.75       7.780         653      153,691      80.31        83.89
--------------------------------------------------------------------------------------------------------------------------
Total:                    4,414   $1,094,187,029      100.00%      7.765%        658     $247,890      83.26%       92.85%
==========================================================================================================================




                                        Pct.
 Months To               Pct. Full     Owner
 Rate Reset                 Doc       Occupied
-----------------------------------------------
1 - 12                       31.98%      99.37%
13 - 24                      49.00       97.40
25 - 36                      55.10       96.59
49 & Above                   67.20       99.83
N/A                          66.65       96.80
-----------------------------------------------
Total:                       52.43%      97.29%
===============================================


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                    The Mortgage Loans - Group II Collateral

                        Distribution by Life Maximum Rate


                                                                                                    Weighted
                                                    Pct. Of     Weighted    Weighted                  Avg.
                         Number                     Pool By       Avg.        Avg.        Avg.      Combined    Wt. Avg.
                           of       Principal      Principal     Gross      Current    Principal    Original      CLTV
Life Maximum Rate        Loans       Balance        Balance      Coupon       FICO      Balance       LTV       incld SS.
--------------------------------------------------------------------------------------------------------------------------
11.99% & Below               42      $17,020,158        1.56%      5.804%        702     $405,242      75.37%       85.51%
12.00 - 12.49%               87       37,317,637        3.41       6.278         698      428,938      78.79        93.66
12.50 - 12.99%              403      173,472,516       15.85       6.776         681      430,453      79.37        94.18
13.00 - 13.49%              409      136,920,194       12.51       7.243         665      334,768      80.07        94.72
13.50 - 13.99%              730      232,246,070       21.23       7.719         662      318,145      81.60        94.75
14.00 - 14.49%              414      104,920,822        9.59       8.217         647      253,432      84.24        94.15
14.50 - 14.99%              988      178,241,159       16.29       8.712         636      180,406      89.91        93.02
15.00 - 15.49%              269       44,708,667        4.09       9.215         628      166,203      95.35        96.16
15.50 - 15.99%              141       25,426,236        2.32       9.673         614      180,328      96.06        96.16
16.00% & Above               23        4,361,766        0.40      10.359         618      189,642      97.08        97.08
N/A                         908      139,551,805       12.75       7.780         653      153,691      80.31        83.89
--------------------------------------------------------------------------------------------------------------------------
Total:                    4,414   $1,094,187,029      100.00%      7.765%        658     $247,890      83.26%       92.85%
==========================================================================================================================




                                        Pct.
                         Pct. Full     Owner
Life Maximum Rate           Doc       Occupied
-----------------------------------------------
11.99% & Below               67.77%     100.00%
12.00 - 12.49%               90.81       98.53
12.50 - 12.99%               63.09       99.80
13.00 - 13.49%               45.65       98.56
13.50 - 13.99%               44.44       99.09
14.00 - 14.49%               39.20       96.35
14.50 - 14.99%               45.94       92.03
15.00 - 15.49%               48.56       95.87
15.50 - 15.99%               56.27       98.84
16.00% & Above               23.31      100.00
N/A                          66.65       96.80
-----------------------------------------------
Total:                       52.43%      97.29%
===============================================



                             Distribution by Margin


                                                                                                    Weighted
                                                    Pct. Of     Weighted    Weighted                  Avg.
                         Number                     Pool By       Avg.        Avg.        Avg.      Combined    Wt. Avg.
                           of       Principal      Principal     Gross      Current    Principal    Original      CLTV
     Margin              Loans       Balance        Balance      Coupon       FICO      Balance       LTV       incld SS.
--------------------------------------------------------------------------------------------------------------------------
4.99% & Below                 5       $1,346,324        0.12%      7.669%        645     $269,265      76.07%       83.38%
5.00 - 5.49%              1,236      460,009,756       42.04       7.188         668      372,176      78.94        94.56
5.50 - 5.99%                747      205,963,949       18.82       7.867         649      275,721      81.51        91.22
6.00 - 6.49%                867      184,638,940       16.87       8.439         651      212,963      91.75        95.46
6.50 - 6.99%                439       73,164,528        6.69       8.821         650      166,662      94.07        95.48
7.00 - 7.49%                182       26,161,909        2.39       9.133         655      143,747      97.30        97.30
7.50 - 7.99%                 28        3,251,580        0.30       9.375         668      116,128      98.43        98.43
8.00 - 8.49%                  2           98,239        0.01      10.375         624       49,120     100.00       100.00
N/A                         908      139,551,805       12.75       7.780         653      153,691      80.31        83.89
--------------------------------------------------------------------------------------------------------------------------
Total:                    4,414   $1,094,187,029      100.00%      7.765%        658     $247,890      83.26%       92.85%
==========================================================================================================================




                                        Pct.
                         Pct. Full     Owner
     Margin                 Doc       Occupied
-----------------------------------------------
4.99% & Below                 6.30%     100.00%
5.00 - 5.49%                 51.16       99.25
5.50 - 5.99%                 52.89       96.39
6.00 - 6.49%                 46.67       94.89
6.50 - 6.99%                 46.13       95.17
7.00 - 7.49%                 56.52       95.86
7.50 - 7.99%                 44.90       93.20
8.00 - 8.49%                100.00      100.00
N/A                          66.65       96.80
-----------------------------------------------
Total:                       52.43%      97.29%
===============================================


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                      A-42